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                                                                 EXHIBIT 10.8(b)




================================================================================

                               INDENTURE OF TRUST







                                 by and between






                       COUNTIES OF WARREN AND WASHINGTON
                         INDUSTRIAL DEVELOPMENT AGENCY






                                      and




                         HARRIS TRUST AND SAVINGS BANK,
                                   as Trustee


                      -----------------------------------
                          Dated as of December 1, 1994
                      -----------------------------------


                                 $5,300,000
       COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY
                       INDUSTRIAL DEVELOPMENT REVENUE
                             BONDS, SERIES 1994
                   (GRIFFITH MICRO SCIENCE, INC.  PROJECT)


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                              TABLE OF CONTENTS

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ARTICLE I.       DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

         Section 1.01.    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.02.    Article and Section Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 1.03.    Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE II.      AUTHORIZATION AND ISSUANCE OF THE BONDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         Section 2.01.    Authorization of Bonds; No Additional Bonds . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 2.02.    Issuance of Bonds; Terms of Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 2.03.    Optional Tenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 2.04.    Mandatory Tenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 2.05.    Form of Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 2.06.    Execution and Authentication of Bonds; Limited Obligations  . . . . . . . . . . . . . . . .  23
         Section 2.07.    Registration and Exchange of Bonds; Persons Treated as Owners . . . . . . . . . . . . . . .  24
         Section 2.08.    Mutilated, Lost, Stolen or Destroyed Bonds  . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 2.09.    Cancellation of Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 2.10.    Temporary Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 2.11.    Conditions Precedent to Authentication and Delivery of Bonds  . . . . . . . . . . . . . . .  25
         Section 2.12.    Book-Entry System . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE III.     REDEMPTION OF BONDS, PURCHASE AND REMARKETING OF BONDS . . . . . . . . . . . . . . . . . . . . . . .  27

         Section 3.01.    Optional Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 3.02.    Extraordinary Optional Redemption.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 3.03.    Mandatory Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 3.04.    Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 3.05.    Effect of Deposit of Redemption Moneys  . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 3.06.    Partial Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 3.07.    Purchase of Tendered Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 3.08.    Remarketing of Tendered Bonds; Payment of Purchase Price  . . . . . . . . . . . . . . . . .  32
         Section 3.09.    Funds for Purchase Price of Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 3.10.    Delivery of Purchased Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 3.11.    Pledged Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE IV.      GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         Section 4.01.    Payment of Principal, Premium, If Any, and Interest . . . . . . . . . . . . . . . . . . . .  36
         Section 4.02.    Instruments of Further Assurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 4.03.    Tax-Exempt Status of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 4.04.    Books, Records and Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 4.05.    Notice to Rating Agencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE V.       REVENUES AND FUNDS; LETTER OF CREDIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         Section 5.01.    Application of Original Proceeds of Bonds . . . . . . . . . . . . . . . . . . . . . . . . .  37





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         Section 5.02.    Creation of Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 5.03.    Letter of Credit, Alternate Credit Facility . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 5.04.    Letter of Credit Draws and Bond Fund Moneys to Pay Principal,
                          Premium or Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 5.05.    Investment of Moneys  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 5.06.    Moneys to Be Held in Trust; Nonpresentment of Bonds . . . . . . . . . . . . . . . . . . . .  42
         Section 5.07.    Repayment from Indenture Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 5.08.    Tax Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 5.09.    Construction Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 5.10.    Payments into Construction Fund; Disbursements  . . . . . . . . . . . . . . . . . . . . . .  43
         Section 5.11.    Completion of Project . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 5.12.    Transfer of Construction Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 5.13.    Custody of Funds and Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE VI.      DEFAULTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         Section 6.01.    Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 6.02.    Acceleration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 6.03.    Other Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 6.04.    Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 6.05.    Control by Majority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 6.06.    Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 6.07.    Rights of Holders to Receive Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 6.08.    Collection Suit by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 6.09.    Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 6.10.    Priorities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

ARTICLE VII.     TRUSTEE, REMARKETING AGENT AND TENDER AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

         Section 7.01.    Duties of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 7.02.    Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 7.03.    Individual Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 7.04.    Trustee's Disclaimer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 7.05.    Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 7.06.    Compensation and Indemnity of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 7.07.    Eligibility of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 7.08.    Replacement of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 7.09.    Duties of Remarketing Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 7.10.    Eligibility of Remarketing Agent; Replacement . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 7.11.    Tender Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 7.12.    Successor Trustee, Remarketing Agent or Tender Agent by Merger  . . . . . . . . . . . . . .  54

ARTICLE VIII.    SUPPLEMENTAL INDENTURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

         Section 8.01.    Without Consent of Bondholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 8.02.    With Consent of Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 8.03.    Effect of Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 8.04.    Notation on or Exchange of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56



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         Section 8.05.    Execution and Delivery by Trustee of Amendments and Supplements . . . . . . . . . . . . . .  56
         Section 8.06.    Company and Bank Consent Required . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Section 8.07.    Notice to Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

ARTICLE IX.      AMENDMENT OF AGREEMENT, GUARANTY OR LETTER OF CREDIT . . . . . . . . . . . . . . . . . . . . . . . .  56

         Section 9.01.    Without Consent of Bondholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Section 9.02.    With Consent of Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 9.03.    Bank Consent Required . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 9.04.    Modifications of Letter of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 9.05.    Release of Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

ARTICLE X.       DISCHARGE OF INDENTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

         Section 10.01.   Bonds Deemed Paid; Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 10.02.   Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 10.03.   Repayment to Bank and Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

ARTICLE XI.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

         Section 11.01.   Bondholders Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 11.02.   Limitation of Rights; Rights of Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 11.03.   No Personal Liability of Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 11.04.   Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 11.05.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 11.06.   Payments or Performance Due on Other Than Business Day  . . . . . . . . . . . . . . . . . .  62
         Section 11.07.   Execution of Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 11.08.   Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

Exhibit A - Form of Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1




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                               INDENTURE OF TRUST

         THIS INDENTURE OF TRUST is made and entered into as of December 1, 1994 by and between the COUNTIES OF WARREN AND WASHINGTON INDUSTRIAL DEVELOPMENT AGENCY, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York (the "Issuer" ), and HARRIS TRUST AND SAVINGS BANK, a banking corporation organized under the laws of the State of Illinois (the "Trustee"), as trustee.

                                  WITNESSETH:

         WHEREAS, the Issuer is authorized under the New York State Industrial Development Agency Act, Title I of Article 18-A of the New York State General Municipal Law, as amended, and Chapter 862 of the Laws of 1971 of the State of New York (collectively, the "Act"), to issue its revenue bonds for the purpose of providing financing for a "project" located within the Issuer as therein defined; and

         WHEREAS, Griffith Micro Science, Inc., a Delaware corporation authorized to do business in the State of New York (the "Company"), proposes to finance the cost of the acquisition, construction, rehabilitation and equipping of certain land, building and equipment constituting industrial development facilities located in the Town of Kingsbury, Washington County, New York (the "Project") and to finance a portion of the cost of the Project through the issuance by the Issuer of its hereinafter defined Bonds; and

         WHEREAS, the Issuer has duly entered into a Lease Agreement (the "Agreement") with the Company specifying the terms and conditions of such financing, the use of the proceeds of its Counties of Warren and Washington Industrial Development Agency Industrial Development Revenue Bonds, Series 1994 (Griffith Micro Science, Inc. Project) (the "Bonds") for such purpose and the payment by the Company of lease installments under the Agreement; and

         WHEREAS, it has been determined that the amount necessary to finance the Project will require the issuance, sale and delivery of the Issuer's Bonds in the aggregate principal amount of $5,300,000 as hereinafter provided.

         WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the security pledged hereunder, have been done and performed, and the creation, execution and delivery of this Indenture of Trust, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

         NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSETH:

                                GRANTING CLAUSE

         To secure the timely payment of the principal of, premium, if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all of the covenants set forth herein and in the Bonds, the Issuer hereby assigns to the Trustee and grants to the Trustee a security interest in all right, title and interest of the Issuer in and to (a) the Agreement, including the current and continuing right to claim, collect, receive and give receipts for all amounts payable by or receivable from the Company under the Agreement, to bring actions and proceedings under the Agreement or for the enforcement of the Agreement and to do all things that the Issuer is entitled to under the Agreement, but excluding the Unassigned Rights, and (b) all moneys and securities held from time to time by the Trustee under this Indenture as provided in this Indenture (other than moneys and securities held in the Purchase Fund or the Rebate Fund), all for the equal and proportionate benefit of all holders of the Bonds without priority or distinction as to lien or otherwise of any Bonds over any other Bonds.

         To secure the Obligations (as defined in the Reimbursement Agreement) of the Company to the Bank under the Reimbursement Agreement, the Issuer assigns and grants to the Trustee for the benefit of the Bank a security interest in all right, title and interest of the Issuer in and to the moneys held in the funds and accounts created hereunder until such monies are applied for their intended purposes as provided herein, provided, however, the said security interest shall be subordinate to the security interest in and to such moneys granted to the Trustee in the preceding paragraph for the benefit of the holders of the Bonds.

         TO HAVE AND TO HOLD all and singular the Trust Estate (as defined below) whether now owned or hereafter acquired, to the Trustee and its respective successors in trust and assigns forever;

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future Owners of the Bonds issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds;

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, at the times and in the manner mentioned in the Bonds and as provided in Section 4.01 hereof according to the true intent and meaning thereof, or shall provide, as permitted hereby, for the payment thereof in accordance with Article X hereof, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof and the Company shall have satisfied all Obligations to the Bank under the Reimbursement Agreement, then upon such final payments or deposits as provided in Article X hereof, this Indenture and the rights hereby granted shall cease, terminate and be void and the Trustee shall thereupon cancel and discharge this Indenture and execute and deliver to the Issuer and the Company such instruments in writing as shall be requisite to evidence the discharge hereof.

         THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate is to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Owners, from time to time, of the Bonds or any part thereof, as follows:



                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         Section 1.01. Definitions. Each of the following terms shall have the meaning assigned to it in this Section 1.01 whenever it is used in this Indenture, unless the context in which it is used clearly requires otherwise (certain terms used, and not defined, herein are defined in the Agreement):

         "Adequate Interest Coverage" shall have the meaning set forth in
Section 2.02(f)(iii) hereof.

         "Adjustable Rate" shall mean the interest rate per annum from time to time borne by the Bonds when in the Adjustable Rate Mode, as established in accordance with Section 2.02(e) hereof.

         "Adjustable Rate Conversion Date" shall mean each Interest Payment Date on which the Bonds, upon having been converted to the Adjustable Rate Mode from another Mode, shall first begin to bear interest at an Adjustable Rate in accordance with the terms hereof, and each subsequent Adjustable Rate Reset Date.

         "Adjustable Rate Interest Payment Date" means (i) with respect to an Adjustable Rate Period which extends over a period covering all or part of at least six calendar months, the first day of the sixth calendar month following the Adjustable Rate Conversion Date and the first day of each successive sixth calendar month, if any, of such Adjustable Rate Period; provided, however, the final Adjustable Rate Interest Payment Date with respect to any such Adjustable Rate Period (unless such date is the maturity date of the Bonds) shall be the first Business Day of the calendar month immediately following the expiration of such Adjustable Rate Period, or the maturity date of the Bonds (if such Adjustable Rate Period extends to the final maturity of the Bonds), and (ii) with respect to an Adjustable Rate Period which extends over a period covering all or part of less than six calendar months, the first Business Day of the calendar month immediately following the Adjustable Rate Period or the maturity date of the Bonds (if such Adjustable Rate Period extends to the final maturity of the Bonds).

         "Adjustable Rate Mode" shall mean the Mode in which the Bonds bear interest at an Adjustable Rate.

         "Adjustable Rate Period" shall mean any period of not less than one month in duration, commencing on an Adjustable Rate Conversion Date or an Adjustable Rate Reset Date, as appropriate, and ending on the day preceding the subsequent Conversion Date or Adjustable Rate Reset Date, as appropriate.

         "Adjustable Rate Reset Date" shall mean an Adjustable Rate Interest Payment Date on which the Bonds begin to bear interest at a new Adjustable Rate in accordance with the terms hereof.

         "Agreement" shall mean the Lease Agreement, dated as of December 1, 1994, between the Issuer and the Company, as amended and supplemented.

         "Alternate Credit Facility" shall mean an irrevocable letter of credit or other credit facility described in Section 5.03(b) hereof delivered pursuant to such Section in substitution for a Letter of Credit.

         "Authorized Company Representative" shall mean any person at the time designated to act on behalf of the Company by a written certificate furnished to the Issuer, the Remarketing Agent and Trustee.

         "Authorized Denomination" shall mean $100,000 and any integral multiple thereof or, upon conversion to any Adjustable Rate Period extending to the final maturity of the Bonds, $5,000 or any integral multiple thereof.

         "Available Moneys" shall mean

         (1)     During any period the Letter of Credit is in effect:

                 (a) proceeds from the remarketing of any Bonds, tendered for purchase pursuant to this Indenture, to any person other than the Issuer, the Company or any "insider" (as defined in the Bankruptcy
         Code) of the Issuer or the Company;

                 (b)      moneys derived from any draw on the Letter of Credit;

                 (c) any other moneys or securities, if there is delivered to the Trustee an opinion of an attorney-at-law, duly admitted to practice before the highest court of the jurisdiction in which such attorney maintains an office, who is not a full-time employee of the Company, the Bank, the Issuer or the Remarketing Agent, having expertise in bankruptcy matters (who, for purposes of such opinion, may assume that no Bondholder is an "insider," as defined in the Bankruptcy Code) to the effect that the use of such moneys or securities to pay the principal or purchase price of, premium, if any, or interest on the Bonds would not be avoidable as preferential payments under Section 547 of the Bankruptcy Code recoverable under
         Section 550 of the Bankruptcy Code should the

         Company become a debtor in a proceeding commenced thereunder, which opinion shall also be addressed to and acceptable to any Rating Agency then rating the Bonds; and

                 (d) earnings derived from the investment of any of the foregoing; and

         (2) During any period the Letter of Credit is not in effect, any moneys held by the Trustee in any Fund or Account under this Indenture and available, pursuant to the provisions hereof, to be used to pay principal of, premium, if any, or interest on, or the purchase price of, the Bonds.

         "Bank" shall mean the entity issuing the Letter of Credit, if any then in effect, and its successors in such capacity and their assigns; or if an Alternate Credit Facility is issued, the issuer thereof, and its successors in such capacity and their assigns. All references to "Bank" shall be of no effect at any time that no Letter of Credit is issued and secures the Bonds, except with respect to rights of any Bank established hereunder which do not, by their terms, expire upon the expiration of the Letter of Credit issued by such Bank.

         "Bankruptcy Code" shall mean the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.

         "Beneficial Owner" means the person in whose name a Bond is recorded as beneficial owner of such Bond by the Securities Depository or a Participant or an Indirect Participant on the records of such Securities Depository, Participant or Indirect Participant, as the case may be, or such Person's subrogee.

         "Bond Counsel" shall mean, with respect to the original issuance of the Bonds, Chapman and Cutler, Chicago, Illinois, and thereafter, any firm of attorneys of nationally recognized expertise with respect to the tax-exempt obligations of political subdivisions, selected by the Company and acceptable to the Remarketing Agent, the Trustee and the Issuer.

         "Bond Fund" shall mean the Fund by that name established by Section
5.02 of this Indenture.

         "Bond Owner," "Bondowner," "Owner," "owner," "Bond holder," "bondholder," "holder" or "owner of the Bonds," when used with respect to a Bond, shall mean the person or entity in whose name such Bond shall be registered.

         "Bonds" shall mean the $5,300,000 Counties of Warren and Washington Industrial Development Agency Industrial Development Revenue Bonds, Series 1994 (Griffith Micro Science, Inc. Project), issued pursuant to this Indenture.

         "Book-Entry System" means a book-entry system established and operated for the recordation of Beneficial Owners of the Bonds pursuant to Section 2.12 hereof.

         "Business Day" or "business day" shall mean any day which is not (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the cities of New York, New York or

Chicago, Illinois (or, if different, in the cities in which the principal corporate trust office of the Trustee and the office of the Bank at which drawings under the Letter of Credit are to be honored are located) are authorized or required by law or executive order to close, or (iii) a day on which the New York Stock Exchange is closed.

         "Closing Date" shall mean the date of initial issuance and delivery of the Bonds to the purchasers thereof.

         "Code" shall mean the Internal Revenue Code of l986, as amended.
Each citation to a section of the Code shall include the Regulations applicable to such Section.

         "Company" shall mean Griffith Micro Science, Inc., a Delaware corporation, its successors and assigns.

         "Company Bonds" shall mean Bonds purchased with moneys described in
Section 3.09(c) hereof.

         "Construction Fund" shall mean the Fund by that name established by
Section 5.09 of this Indenture.

         "Conversion Date" shall mean an Adjustable Rate Conversion Date, a Weekly Rate Conversion Date, a Daily Rate Conversion Date or a CP Rate Conversion Date, as appropriate.

         "CP Rate" shall mean the interest rate per annum on each Bond established in accordance with Section 2.02(d) hereof.

         "CP Rate Conversion Date" shall mean each Interest Payment Date on which the Bonds. having been converted to the CP Rate Mode from another Mode, first begin to bear interest at a CP Rate in accordance with the terms hereof.

         "CP Rate Interest Payment Date" shall mean with respect to each Bond, the Business Day which immediately succeeds the last date of any CP Rate Period applicable to such Bond.

         "CP Rate Mode" shall mean the interest rate Mode in which Bonds bear interest at the CP Rate.

         "CP Rate Period" shall mean with respect to each Bond, while the Bonds are in the CP Rate Mode, a period (a) which begins on a CP Rate Conversion Date or a CP Rate Reset Date, as appropriate, and (b) has a duration which shall have been set by the Remarketing Agent as provided in Section 2.02(d), from l to 360 days' length, and (c) which ends on a day which immediately precedes a Business Day and which falls on or prior to the maturity date of the Bonds.

         "CP Rate Reset Date" shall mean with respect to each Bond, each CP Rate Interest Payment Date on which commences a new CP Rate Period applicable to such Bond, whereon a new CP Rate which shall have been set pursuant to
Section 2.02(d) shall first become effective.

         "Daily Interest Period" shall mean, while the Bonds are in the Daily Rate Mode, the period from and including each day which is a Business Day to but excluding the next succeeding day which is a Business Day.

         "Daily Rate" shall mean the interest rate per annum on the Bonds established in accordance with Section 2.02(c) hereof.

         "Daily Rate Conversion Date" shall mean each date on which the Bonds, having been converted to the Daily Rate Mode from another Mode, first begin to bear interest at a Daily Rate in accordance with the terms hereof.

         "Daily Rate Interest Payment Date" shall mean the first Business Day of each month during which the Bonds shall be in the Daily Rate Mode, commencing with the first Business Day of the month next succeeding each Daily Rate Conversion Date or, if applicable, the Closing Date.

         "Daily Rate Mode" shall mean the Mode in which the Bonds bear interest at a Daily Rate.

         "Daily Rate Period" shall mean the period from the Daily Rate Conversion Date to the earlier to occur of the following Conversion Date or the date on which principal of the Bonds is paid in full.

         "Determination of Taxability" shall mean the receipt by the Trustee of evidence of a judgment or order of a court of competent jurisdiction, or a final ruling, technical advice or decision of the Internal Revenue Service to the effect that the interest on the Bonds (other than interest on any Bond for any period during which such Bond is held by a "substantial user" of the Project or a "related person," as such terms are used in the Internal Revenue Code of 1986, as amended) is includable for Federal income tax purposes in the gross incomes of the owners or Beneficial Owners thereof; provided, however, that in no event shall a Determination of Taxability be based upon the
inclusion of interest in any minimum tax or indirect tax.   For purposes of
this definition, a ruling or decision of the Internal Revenue Service shall be considered final if no appeal or action for a judicial review has been filed and the time for filing of such appeal or action has expired.

         "Event of Default," used with respect to this Indenture, shall mean any event specified in Section 6.01 of this Indenture.

         "Government Obligations" shall mean direct obligations of, or obligations the timely payment of the principal of, and interest on, which are fully and unconditionally guaranteed by the United States of America, which, at the time of investment, are not subject to prepayment or redemption prior to maturity and are legal investments under the laws of the State for the moneys proposed to be invested therein.

         "Guaranty" shall mean the Guaranty Agreement dated as of December 1, 1994 between the Company, as guarantor, and the Trustee, as supplemented and amended.

         "Indenture" shall mean this Indenture of Trust, as amended and supplemented.

         "Indirect Participant" means a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository through a Participant.

         "Initial Letter of Credit" shall mean the irrevocable Letter of Credit delivered on the Closing Date by the Bank for the purpose of securing the Bonds, as extended or amended from time to time.

         "Interest Payment Date" shall mean an Adjustable Rate Interest Payment Date, a Weekly Rate Interest Payment Rate, a Daily Rate Interest Payment Date, a CP Rate Interest Payment Date (with respect to any Bond), each date upon which Bonds shall be subject to mandatory tender for purchase pursuant to
Section 2.04 hereof and any date upon which the outstanding principal amount of the Bonds becomes due.

         "Issuer" shall mean the Counties of Warren and Washington Industrial Development Agency, and its successors and assigns.

         "Letter of Credit" shall mean the Initial Letter of Credit and, if an Alternate Credit Facility is issued, each Alternate Credit Facility, as
extended or amended from time to time.   All references to the "Letter of
Credit" shall be of no effect at any time that no Letter of Credit secures the Bonds, except with respect to rights of any Bank created hereunder which do not, by their terms, expire upon the termination of the Letter of Credit issued by such Bank.

         "Maximum Rate" shall mean the rate per annum equal to the lesser of
(a) 15% per annum, or (b) if a Letter of Credit is then in effect, the maximum interest rate stated in such Letter of Credit for purposes of calculating the interest portion of the stated amount of such Letter of Credit.

         "Mode" shall mean any of the interest rate modes which may exist from time to time with respect to the Bonds, including the Adjustable Rate Mode, the Weekly Rate Mode, the Daily Rate Mode or the CP Rate Mode, as appropriate.

         "Offering Agent" shall mean The First National Bank of Chicago, Chicago, Illinois.

         "Offering Agreement" shall mean the Offering Agreement, dated December 28, 1994, among the Issuer, the Company and the Offering Agent, including all amendments thereof and supplements thereto.

         "Outstanding" or "Bonds outstanding" or "Bonds then outstanding," at the time in question, shall mean all Bonds which have been executed and delivered by the Issuer and authenticated by the Trustee or the Tender Agent under this Indenture, except:

                 (i) Bonds theretofore canceled by the Trustee or surrendered to the Trustee for cancellation;

                 (ii) Bonds paid or deemed to be paid pursuant to Article X hereof;

                 (iii) Bonds in lieu of or in exchange for which other Bonds shall have been executed and delivered by the Issuer and authenticated by the Trustee or the Tender Agent pursuant to Sections 2.07, 2.08,
         2.10 or 3.06 hereof; and

                 (iv)     Undelivered Bonds.

         "Participant" shall mean a broker-dealer, bank or other financial institution for which the Securities Depository holds Bonds as a securities depository.

         "Pledged Bonds" shall mean Bonds purchased with moneys provided pursuant to Section 3.09(b) hereof.

         "Principal Office" shall have the respective meanings set forth herein under "Remarketing Agent" and "Tender Agent."

         "Project" or "Project Facility" shall mean the industrial development facilities as described in Exhibit B to the Agreement.

         "Project Certificate" shall mean the Certificate Re: Use of Bond Proceeds and the Project of the Company dated the date of initial issuance of the Bonds.

         "Purchase Fund" shall mean the fund by that name established pursuant to Section 3.07(b) of this Indenture.

         "Qualified Investments" shall mean, subject to any restrictions imposed by State law, (i) Government Obligations, (ii) obligations of the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, (iii) commercial paper or finance company paper rated not less than "P-1" by Moody's Investors Service or "A-1+" by S&P, (iv) certificates of deposit or other time or demand deposits of banks (including, without limitation, the Trustee and the Bank) that are fully insured by the Federal Deposit Insurance Corporation or fully secured by obligations described in (i) or (ii) above, (v) repurchase agreements secured by obligations described in (i) or (ii) above or bonds or obligations which are authorized by law as security for public deposits, provided that no proceeding under any applicable insolvency or reorganization law has been commenced by or against the issuer of such bonds or obligations, and provided, further, that such bonds or obligations and debt of the issuer of the repurchase agreement bear one of the three highest full credit ratings assigned by Moody's Investors Service and S&P, (vi) any investment fund or other investment pooling arrangement which purchases and holds exclusively Government Obligations or repurchase agreements meeting the requirements of (v) above, (vii) Tax-Exempt Obligations (as defined in the Tax Agreement) rated in one of the two highest full rating categories by either of the Rating Agencies,
and (viii) any other investment approved in writing by the Bank.   The Trustee
may rely upon the certificate or direction of the Company as to the qualification of any specific investment under this definition.

         "Rating Agencies" shall mean S&P and/or Moody's Investors Service, according to which of such rating agencies then rates the Bonds; and provided that if neither of such rating agencies then rates the Bonds, the term "Rating Agencies" shall refer to any
national rating agency (if any) which provides such rating.   If at any time
only one Rating Agency then rates the Bonds, "Rating Agencies" shall at that time mean only such Rating Agency as is then rating the Bonds.

         "Rebate Fund" shall mean the fund by that name created under the Tax Agreement.

         "Record Date" shall mean (a) with respect to any Weekly Rate Interest Payment Date, Daily Rate Interest Payment Date, CP Rate Interest Payment Date or Adjustable Rate Interest Payment Date for an Adjustable Rate Period of less than six months in duration, the close of business on the Business Day next preceding such Interest Payment Date, and (b) with respect to any Adjustable Rate Interest Payment Date for an Adjustable Rate Period of six months or more in duration, the close of business on the fifteenth day of the calendar month next preceding such Interest Payment Date.

         "Regulations" shall mean the temporary and permanent Income Tax Regulations promulgated or proposed by the Department of the Treasury pursuant to the Code, as applicable to the Bonds.

         "Reimbursement Agreement" shall mean the Initial Reimbursement Agreement and with respect to each subsequent Letter of Credit, the agreement
pursuant to which such Letter of Credit is issued.   All references to
"Reimbursement Agreement" shall be of no effect at any time that no Letter of Credit is issued and secures the Bonds, except with respect to rights of any Bank which do not, by their terms, expire upon the expiration of the Letter of Credit issued by such Bank.

         "Remarketing Agent" shall mean the Remarketing Agent appointed in accordance with Section 7.10 hereof, and shall mean initially The First National Bank of Chicago, Chicago, Illinois. "Principal Office" of the Remarketing Agent shall mean the office thereof designated in writing to the Issuer, the Trustee, the Bank and the Company, and shall mean initially the office of the Remarketing Agent located at One First National Plaza, Suite 0463, Chicago, Illinois 60670-0463, Attention: Municipal Bond Department/Short Term Trading.

         "Remarketing Agreement" shall mean the Remarketing Agreement dated as of December 1, 1994 between the Company and the Remarketing Agent.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., its successors and assigns.

         "Securities Depository" means The Depository Trust Company and any substitute for or successor to such securities depository that shall maintain a Book-Entry System with respect to the Bonds.

         "Securities Depository Nominee" means the Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the registration books of the Issuer the Bonds to be delivered to such Securities Depository during the continuation with such Securities Depository of participation in its Book-Entry System.

         "State" shall mean the State of New York.

         "Tax Agreement" shall mean the Tax Exemption Certificate and Agreement dated the Closing Date among the Company, the Issuer and the Trustee, as amended and supplemented.

         "Tender Agent" shall mean the Tender Agent appointed in accordance with Section 7.11 hereof if the Bonds are not then in a Book-Entry System. "Principal Office" of the Tender Agent shall mean the office thereof designated in writing to the Issuer, the Trustee, the Bank, the Remarketing Agent and the Company.

         "Trustee" shall mean Harris Trust and Savings Bank, Chicago, Illinois, or any successor trustee or co-trustee serving as such under this Indenture.

         "Trust Estate" shall mean the property conveyed to the Trustee pursuant to the Granting Clause of this Indenture.

         "Unassigned Rights" shall mean the rights of the Issuer under Sections 4.3, 6.2 and 9.3 of the Agreement, the Issuer's rights to consent to amendments to the Agreement, its rights to receive notices thereunder and any other rights relating to any agreement with the Company with respect to payments in lieu of taxes.

         "Undelivered Bonds" shall mean, during any period the Bonds are not in the Book-Entry System, Bonds for which notice of optional tender shall have been given pursuant to Section 2.03 and Bonds subject to mandatory tender pursuant to Section 2.04, for which Available Moneys sufficient to pay the purchase price have been deposited with the Tender Agent on or before the purchase date of such Bonds, but which Bonds were not delivered to the Tender Agent on or before such purchase date.

         "Weekly Interest Period" shall mean, while the Bonds are in the Weekly Rate Mode, each period from and including Wednesday of each week (and, if the first day of any Weekly Rate Period is not a Wednesday, the Weekly Rate Conversion Date on which such Weekly Rate Period commences) through and including the following Tuesday, whether or not such days are Business Days.
In addition, and notwithstanding the foregoing, the initial Weekly Interest Period shall commence on the Closing Date and shall end on the next following Tuesday.

         "Weekly Rate" shall mean the interest rate per annum on the Bonds established in accordance with Section 2.02(b) hereof.

         "Weekly Rate Conversion Date" shall mean each date on which the Bonds, having been converted to the Weekly Rate Mode from another Mode, first begin to bear interest at a Weekly Rate in accordance with the terms hereof.

         "Weekly Rate Interest Payment Date" shall mean the first Business Day of each month during which the Bonds are in the Weekly Rate Mode, commencing with the first Business Day of the month following the Weekly Rate Conversion Date or, if applicable, the Closing Date.

         "Weekly Rate Mode" shall mean the Mode in which the Bonds bear interest at a Weekly Rate.

         "Weekly Rate Period" shall mean the period from the Closing Date or any Weekly Rate Conversion Date to the earlier of the next following Conversion Date or the maturity date of the Bonds.

         Section 1.02. Article and Section Headings. The headings or titles of the several Articles and Sections of this Indenture, and the Table of Contents appended hereto, are solely for convenience of reference and shall not affect the meaning or construction of the provisions hereof.

         Section 1.03. Interpretation. The singular form of any word used herein shall include plural, and vice versa, if applicable. The use of a word of any gender shall include all genders, if applicable. Any reference to a particular Article or Section shall be to such Article or Section of this Indenture unless the context shall otherwise require. Any reference to any time of day on any date shall be to prevailing time in New York City, New York on such date unless otherwise specified herein.

                                   ARTICLE II

                    AUTHORIZATION AND ISSUANCE OF THE BONDS

         Section 2.01. Authorization of Bonds; No Additional Bonds. (a) The Bonds are hereby authorized to be issued in a single series, which shall be designated as Counties of Warren and Washington Industrial Development Agency Industrial Development Revenue Bonds, Series 1994 (Griffith Micro Science, Inc. Project) (the "Bonds"). The Bonds shall be issued in the aggregate principal amount of $5,300,000.

         (b) The Bonds shall be issued for the purpose of providing funds to enable the Issuer to acquire, construct and equip the Project and lease it to the Company, as provided in the Agreement. No Bonds may be issued pursuant to this Indenture in addition to those authorized by this Section 2.01, except Bonds issued upon transfer or exchange pursuant to Section 2.07 hereof, temporary Bonds issued pursuant to Section 2.10 hereof, replacement Bonds issued pursuant to Section 2.08 hereof, Bonds issued pursuant to Section 3.06 hereof, and Bonds delivered pursuant to Section 3.10 hereof.

         Section 2.02. Issuance of Bonds; Terms of Bonds. (a) General Provisions. The Bonds shall:

                 (i)      be dated as provided in Section 2.02(i) below,

                 (ii) bear interest initially in the Weekly Mode and, thereafter, as set forth in paragraphs (b) through (f) of this Section, until paid, at the rates therein provided (computed, while the Bonds are in the Weekly Rate Mode, the CP Rate Mode or the Daily Rate Mode, on the basis of a 365- or 366-day year, for the actual number of days elapsed and, while the Bonds are in the Adjustable Rate Mode, on the basis of a 360-day year, composed of twelve 30-day months), payable on each Interest Payment Date,

                 (iii) all be in the same Mode at the same time (except as provided pursuant to subsection (d) herein), and

                 (iv)     mature on December 1, 2014.

         (b) Weekly Rate Provisions. The Bonds shall bear interest at a Weekly Rate from the Closing Date (if applicable) and from each Weekly Rate Conversion Date to the earlier of their redemption, the following Conversion Date or their maturity date. The Weekly Rate for each Weekly Interest Period shall be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, permit the Bonds to be remarketed at par on the first day of such Weekly Interest Period. Notwithstanding the foregoing, the Weekly Rate so established shall be not more than the Maximum Rate. Each determination of a Weekly Rate by the Remarketing Agent shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Tender Agent, the Bank and the Bondholders. Notwithstanding the foregoing, if at any time the Remarketing Agent shall fail to determine a Weekly Rate as set forth above, then, until the Remarketing Agent shall next determine the Weekly Rate in such fashion, the Weekly Rate shall be the rate from time to time established as the J.J. Kenney index rate for high grade tax-exempt obligations having maturities of 30 days. If such index rate is not available, the Weekly Rate shall be the rate from time to time established by the Public Securities Association Municipal Swap Index, and if such index is not available, the Weekly Rate shall be the rate from time to time established by such other comparable index as may be selected by the Company upon notice to the Trustee. In no event however may the interest rate on the Bonds exceed the Maximum Rate.

         On Tuesday (unless Tuesday is not a Business Day, then on the next preceding Monday; unless Monday and Tuesday are not Business Days, then on the next subsequent Wednesday, whether or not a Business Day) of each calendar week during a Weekly Rate Period, with respect to each Weekly Interest Period, the Remarketing Agent shall determine and furnish to the Trustee the Weekly Rate for the ensuing Weekly Interest Period. On the Business Day preceding each Weekly Rate Interest Payment Date, the Trustee shall furnish to the Company, the Bank and, if the Bonds are not in a Book-Entry System, to the Tender Agent, the Weekly Rates applicable to the Bonds from the time of the prior notice of such rates. Should any Bondholder or Beneficial Owner request such in writing, the Remarketing Agent shall also furnish (by first class mail, postage prepaid) the Weekly Rate to such requesting Bondholder or Beneficial Owner.

         (c)     Daily Rate Provisions.  (i) The Bonds shall bear interest at a Daily Rate from the Closing Date (if applicable) and from each Daily Rate Conversion Date to the earlier of their redemption, the following Conversion Date with respect to such Bonds or their
maturity date.   The Daily Rate for each Daily Interest Period shall be the interest rate determined by the Remarketing Agent on the first day of such Daily Interest Period (by not later than 11:00 a.m., New York time), which shall be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent having due regard for prevailing financial market conditions, permit the Bonds to be remarketed at par on the said first day of such Daily
Interest Period.   Notwithstanding the foregoing, the Daily Rate so established shall be not more than the Maximum Rate. In the event no Daily Rate is determined by the Remarketing Agent for a Daily Interest Period, then the Bonds shall thereupon bear interest at the last Daily Rate previously determined pursuant to this Indenture. Upon such event the Trustee shall promptly notify the Bondholders, the Company, the Remarketing Agent, the Tender Agent, if any, and the Bank of such fact. Each determination of a Daily Rate by the Remarketing Agent shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Tender Agent, the Bank and the Bondholders.

         (ii) On the Business Day preceding each Interest Payment Date during each Daily Rate Period, the Remarketing Agent will furnish to the Trustee, and the Trustee will furnish to the Bank, the Company and the Tender Agent, if any, the Daily Rates applicable to the Bonds during such Daily Rate Period. Should any Bondholder or Beneficial Owner request in writing the Daily Rate applicable to the Bonds for any particular day, the Remarketing Agent will furnish such Daily Rate to such requesting Bondholder or Beneficial Owner.

         (d) CP Rate Provisions. While the Bonds are in the CP Rate Mode, each Bond shall bear interest at a CP Rate from each CP Rate Conversion Date or CP Rate Reset Date, as appropriate, to the earlier of its redemption or maturity, the following Conversion Date for all Bonds or the following CP Rate Reset Date applicable to such Bond. Different CP Rate Periods may apply to different Bonds at any time and from time to time while the Bonds are in a CP Rate Mode. In the case of each CP Rate Period, on the first day thereof, the Remarketing Agent shall determine (i) the duration of such CP Rate Period and
(ii) the CP Rate which shall apply during such CP Rate Period. The duration of the CP Rate Period so determined shall be that which, together with all such other CP Rate Periods for all Bonds then outstanding, in the sole judgment of the Remarketing Agent will provide the lowest overall interest cost with respect to the Bonds, with due regard to prevailing financial market conditions, foreseeable changes in such conditions, the anticipated duration of the period the Bonds may remain in the CP Rate Mode, and such other factors which the Remarketing Agent, in its sole judgment, shall deem relevant and economically advantageous to consider. Upon determination of the duration of a CP Rate Period with respect to any Bonds, the Remarketing Agent shall determine the CP Rate which shall be in effect with respect to such Bonds during such CP Rate Period, which shall be the lowest rate of interest which, in the sole judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, will permit such Bonds to be sold at par on the first day of such CP Rate Period. Notwithstanding the foregoing, the CP Rate so determined shall not be more than the Maximum Rate. Unless and until the Company elects to effect a conversion of the Bonds from the CP Rate Mode to another Mode, the Remarketing Agent shall continually redetermine the duration of, and the CP Rate to be effective during, each new CP Rate Period with respect to each Bond, which will commence, without further action on the part of the

Company, on each CP Rate Reset Date with respect to such Bond. If on any CP Rate Reset Date, the Remarketing Agent shall fail to determine either the duration of, or the CP Rate to be effective during, the CP Rate Period which commences on such date with respect to any Bonds, such Bonds without further action on the part of any person, shall automatically convert to the Weekly Rate Mode upon such date, and the Weekly Rate which will be effective on such date will be determined as described in Section 2.02(b) hereof. Such Bonds may not thereafter be converted from the Weekly Rate Mode until such time as all Bonds then outstanding are in the Weekly Rate Mode. Upon such automatic conversion of a portion of the Bonds to the Weekly Rate Mode, any Bonds then remaining in the CP Rate Mode shall be automatically converted to the Weekly Rate Mode upon the expiration of the CP Rate Period applicable to such Bond without further action on the part of any person (and notwithstanding any attempted act to the contrary on the part of any person). Upon such event the Trustee shall promptly notify the affected Bondholders, the Company, the Remarketing Agent, the Tender Agent, if any, and the Bank of such automatic conversion. Each determination by the Remarketing Agent pursuant to this paragraph shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Tender Agent, the Bank and the Bondholders.

         On the first day of each CP Rate Period, the Remarketing Agent shall furnish to the Trustee, the Bank, the Company and, if the Bonds are not in a Book-Entry System, the Tender Agent, notice of the duration of such CP Rate Period and the CP Rate to be effective during such CP Rate Period. Should any Bondholder or Beneficial Owner request notice of such items in writing, the Remarketing Agent shall provide such notice (by first class mail, postage prepaid) to such requesting Bondholder or Beneficial Owner.

         The Securities Depository has established separate procedures applicable to Bonds held in the CP Mode. The Issuer and the Trustee agree to comply with such procedures whenever Bonds in the CP Mode are held in a Book-Entry System.

         At any time that the Company has given notice of conversion of the Bonds from the CP Rate Mode to another Mode as provided in Section 2.02(f) herein, the Remarketing Agent shall thereafter determine CP Rate Periods of such duration so that, as soon as possible, all CP Rate Periods shall end on the same date, which date shall be the day preceding the Conversion Date.

         (e) Adjustable Rate Provisions. The Bonds shall bear interest at an Adjustable Rate from each Adjustable Rate Conversion Date or each Adjustable Rate Reset Date, as appropriate, to the earlier of their redemption or maturity, the following Conversion Date, the following Adjustable Rate Reset Date or the following date on which the Bonds shall be subject to mandatory tender for purchase pursuant to Section 2.04 hereof. Upon a conversion of the Bonds to the Adjustable Rate Mode, the duration of the initial Adjustable Rate Period shall be that period specified in the Company's conversion notice delivered pursuant to Section 2.02(f)(i) for the purpose of effecting such conversion. An Adjustable Rate Period shall be of at least one month in duration and shall end on the day preceding the first Business Day of a calendar month or, if such Adjustable Rate Period extends to the final maturity date of the Bonds, such final maturity date. The Bonds thereupon shall remain in the Adjustable Rate Mode for as long as the Company shall continue to deliver timely notices pursuant to Section 2.02(f)(i) specifying the duration of the next subsequent Adjustable Rate Period which is to commence on the expiration of any current Adjustable Rate Period. The Remarketing Agent, on or prior to the commencement of each Adjustable Rate Period, shall determine the Adjustable Rate to be borne by the Bonds during such Adjustable Rate Period, which shall be the lowest rate which, in its sole judgment having due regard for prevailing financial market conditions, will permit the Bonds to be sold at par on the first day of such Adjustable Rate Period. Notwithstanding the foregoing, the Adjustable Rate shall not be more than the Maximum Rate.
If, during any period the Bonds shall be in the Adjustable Rate Mode, either
(i) the Company shall not deliver a timely conversion notice specifying the duration of the next subsequent Adjustable Rate Period, or (ii) on or prior to any Adjustable Rate Reset Date the Remarketing Agent shall fail to determine the Adjustable Rate to be borne by the Bonds during such Adjustable Rate Period, then, subject to the provisions described in the following sentences, the Bonds, without further action on the part of any other person, shall automatically convert to the Weekly Rate Mode on the date which otherwise would have been the Adjustable Rate Reset Date and, the Bonds shall thereupon bear interest at the Weekly Rate determined pursuant to Section 2.02(b)(i). Upon such event, the Trustee shall promptly notify the Bondholders, the Company, the Remarketing Agent, the Tender Agent, if any, and the Bank of such automatic conversion. If, however, prior to such date, the Bonds were in a Long-Term Mode, the Bonds shall not be automatically converted to the Weekly Mode, as described in the preceding sentence, unless there shall have been delivered to the Trustee on or prior to such date an opinion of Bond Counsel to the effect that such automatic conversion will not adversely affect the exclusion of interest on the Bonds from the federal gross income of the owners thereof. Absent delivery of such opinion, the Bonds will convert automatically on such date to the shortest possible Adjustable Rate Period of a duration of at least one year and one day. In such event, the Bonds shall bear interest during such period at a rate to be determined by the Remarketing Agent as described herein, or if no rate is so determined, at a rate equal to 75% of the average interest rate for one year U.S. Treasury Notes, as published in the Federal Reserve Bulletin (published by the Board of Governors of the Federal Reserve System) most recently published prior to the Conversion Date, as determined by the Trustee. Each determination of an Adjustable Rate by the Remarketing Agent shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Tender Agent, the Bank and the Bondholders.

         (f) Conversion Options. (i) In General. The interest rate Mode of the Bonds shall be converted from one Mode to another, and an Adjustable Rate Period of one duration shall be converted to an Adjustable Rate Period of the same or another duration, if the Company shall notify the Trustee, the Tender Agent, the Bank and the Remarketing Agent of its election to effect such a conversion and each other condition to any such conversion set forth herein shall have been satisfied. The Company's conversion notice shall specify the date on which the Conversion Date will occur (which date shall be not sooner than 25 days after the date such notice is given) and if the conversion is to an Adjustable Rate Period shall specify the Interest Payment Date which shall be the day following the last day of such Adjustable Rate Period. Notwithstanding the foregoing, no conversion from a Short Term Mode to a Long Term Mode or from a Long Term Mode to a Short Term Mode (as such terms are defined in Section 5.03(d) below), and no conversion effected in connection with either a change in the Bank issuing the Letter of Credit supporting payment of the Bonds, a change in the security for the Bonds or an amendment to this Indenture or this Agreement, shall be effective unless the Company has delivered with such notice an opinion of Bond Counsel (which opinion must be confirmed on the Conversion Date) stating that such conversion will not adversely affect the excludability from gross income of interest on the Bonds for federal income tax purposes. The Conversion Date shall be the date specified in the Company notice; provided that no conversion from the Adjustable Rate Mode shall be effective prior to the Business Day following the last day of the Adjustable Rate Period which is then in effect and no such optional conversion from the CP Rate Mode shall be effective prior to the Business Day following the day which is the last day of the CP Rate Periods for all of the Bonds. In the event any condition precedent to conversion (including, but not limited to, the establishment by the Remarketing Agent of the initial interest rate to be in effect after the Conversion Date or, if required, the delivery of the Bond Counsel opinion described above) is not satisfied on or prior to the Conversion Date, the Bonds shall nonetheless be subject to mandatory tender on the Conversion Date and, subject to the provisions described in the following sentences, upon such date, the Bonds, without any further action on the part of any person, shall automatically convert to the Weekly Mode, and the Bonds shall thereupon bear interest at the Weekly Rate determined pursuant to Section 2.02(b)(i). If, however, prior to such date, the Bonds were in a Long-Term Mode, the Bonds shall not be automatically converted to the Weekly Mode, as described in the preceding sentence, unless there shall have been delivered to the Trustee on or prior to such date an opinion of Bond Counsel to the effect that such automatic conversion will not adversely affect the exclusion of interest on the Bonds
from the federal gross income of the owners thereof.   Absent delivery of such
opinion, the Bonds will convert automatically on such date to the shortest possible Adjustable Rate Period of a duration of at least one year and one day. In such event, the Bonds shall bear interest during such period at a rate to be determined by the Remarketing Agent as described herein, or if no rate is so determined, at a rate equal to 75% of the average interest rate for one year U.S. Treasury Notes, as published in the Federal Reserve Bulletin (published by the Board of Governors of the Federal Reserve System) most recently published prior to the Conversion Date, as determined by the Trustee.

         (ii) Conversion Notice. At least 20 days prior to each Conversion Date, the Trustee shall give to each Bondholder notice by first class mail, postage prepaid, stating: (A) the Conversion Date, (B) that on the Conversion Date, the Bonds are subject to mandatory tender and purchase; (C) that subject to clause (E) below, all owners who fail to tender their Bonds for purchase on the mandatory tender date will nonetheless be deemed to have tendered their Bonds for purchase on such date; (D) that, subject to clause (E) below, any Bonds not delivered to the Tender Agent on or prior to the mandatory tender date, for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date Available Moneys sufficient to pay the purchase price of such Undelivered Bonds on the mandatory tender date, shall be deemed to have been so purchased at the purchase price, and such Bonds shall no longer be considered to be outstanding for purposes of this Indenture and shall no longer be entitled to the benefits of this Indenture, except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date) and (E) that notwithstanding the foregoing, while the Bonds are held in the Book-Entry System, Bonds need not be physically tendered on the mandatory tender date, and transfers of beneficial ownership interests will be effected by the Securities Depository in accordance with its rules and procedures.

         (iii) Letter of Credit Interest Coverage. The interest component of each Letter of Credit in effect during any Mode shall be sufficient to provide Adequate Interest Coverage (as defined below). With respect to the Weekly Rate Mode, the Daily Rate Mode or the CP Rate Mode, "Adequate Interest Coverage" shall mean the aggregate amount of interest which would accrue on all Outstanding Bonds (other than Pledged Bonds and Company Bonds) at a rate equal to 10% per annum, computed on the basis of a 365-day year, (1) for a period of forty-eight (48) days, in the case of Bonds in the Weekly Rate Mode or the Daily Rate Mode, and (2) for a period of three hundred eighty (380) days, in the case of Bonds in the CP Rate Mode, or in either case such shorter period acceptable to each Rating Agency then rating the Bonds and which will not result in a withdrawal or lowering of any rating on the Bonds from that which would otherwise accrue from a longer interest coverage period.
Notwithstanding the foregoing, Adequate Interest Coverage during the Weekly Rate Mode, the Daily Rate Mode or the CP Rate Mode may cover interest on Bonds at a rate other than 10% per annum if (l) the Company provides the Trustee with an opinion of Bond Counsel to the effect that such coverage and the effect of such coverage upon clause (b) of the definition of "Maximum Rate" herein will not adversely affect the exclusion from gross income of interest on the Bonds for Federal income tax purposes and (2) if the applicable rate is to be less than 10% per annum, such lower rate will not result in a withdrawal or lowering of any rating on the Bonds from that which would otherwise accrue from a maintenance of coverage at the 10% rate. With respect to the Adjustable Rate Mode, "Adequate Interest Coverage" shall mean the aggregate amount of interest which would accrue on all Outstanding Bonds (other than Pledged Bonds and Company Bonds) at a rate equal to the Adjustable Rate to be borne by the Bonds during such Mode, computed on the basis of a 360-day year composed of twelve 30-day months, for a period of two hundred (200) days or with respect to an Adjustable Rate Period of less than six months' duration, for a period equal to the number of days in such Adjustable Rate Period plus twenty, or in either such case, such shorter period acceptable to the Rating Agencies and which will not result in a withdrawal or lowering of any rating on the Bonds from that which would otherwise accrue from a longer interest coverage period.

         (g) Denominations; Numbering. The Bonds are issuable only as registered Bonds without coupons in Authorized Denominations. The Bonds shall be numbered from 1 upwards, provided that the number assigned to each definitive Bond shall be prefixed by the letter "R." Temporary Bonds shall be prefixed by the letters "TR."

         (h) Payment Terms. Principal of, and premium, if any, on, the Bonds shall be payable by the Trustee from moneys held by the Trustee in the Bond Fund to the Bondholders upon presentation and surrender of the Bonds as the same become due at the principal corporate trust office of the Trustee. Interest on the Bonds shall be paid by the Trustee by check or draft drawn upon the Trustee and mailed by first class mail on the respective Interest Payment Dates to the Bondholders at their addresses shown on the registration books of the Trustee, or such other addresses as are furnished to the Trustee (in form satisfactory to the Trustee) by such Bondholders, as of the close of business on the Record Date with respect to such Interest

Payment Date; provided that payment of interest shall be made by the Trustee by wire transfer to any Owner of $1,000,000 or more in aggregate principal amount of Bonds upon such Owner providing the Trustee with written wire transfer instructions acceptable to the Trustee before the applicable Record Date and
upon compliance with the reasonable requirements of the Trustee.   If and to
the extent there shall be a default in the payment of the interest due on an Interest Payment Date, such defaulted interest shall be paid to the Bondholders in whose names any such Bonds (or any Bond or Bonds issued upon registration of transfer or exchange thereof) are registered at the close of business on the Business Day next preceding the date of payment of such defaulted interest. Payment of the principal or purchase price of, and the premium, if any, and interest on, the Bonds shall be made in such lawful money of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts.

         (i) Dating. The Bonds shall be dated and initially bear interest from the Closing Date, and thereafter shall bear interest from the Interest Payment Date next preceding the date of authentication, unless (i) authenticated prior to the first Interest Payment Date, in which event such Bonds shall bear interest from the Closing Date, (ii) authenticated on an Interest Payment Date, in which event such Bonds shall bear interest from the date of authentication, or (iii) authenticated after a Record Date and before the following Interest Payment Date, in which event such Bonds shall bear interest from the following Interest Payment Date. If, as shown by the records of the Trustee, interest on the Bonds is in default, Bonds issued in exchange for Bonds surrendered for registration of transfer or exchange shall bear interest from the date to which interest has been paid in full on the Bonds, or, if no interest has been paid on the Bonds, from the Closing Date.

         Section 2.03. Optional Tenders. (a) While the Bonds are in the Weekly Rate Mode, any Outstanding Bond or portion thereof in an Authorized Denomination (except any Pledged Bond or Company Bond) shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase. upon delivery (by telecopy or otherwise) to the Tender Agent at its Principal Office or any Business Day, of the following:

                 (i) a written irrevocable notice, which will be effective upon receipt, which (A) states the name and address of the registered owner, the principal amount of such Bond (and the portion thereof to be tendered, if less than the full principal amount is to be tendered) and the Bond number, and (B) states the date on which such Bond shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Tender Agent; and

                 (ii) such Bond (with all necessary endorsements and guarantee of signature) attached to such notice; provided, however, that the purchase price of such Bond shall be paid by the close of business on the purchase date, but only upon the delivery of the Bond to the Tender Agent and provided such Bond shall conform in all material respects to the description thereof in such notice; and provided, further, that if the registered owner of the tendered Bond is an open-ended diversified management investment company

         (registered under the Investment Company Act of 1940, as amended), the delivery required under this paragraph (ii) need not be made until 11:00 a.m., New York City time, on the date such Bond is to be
         purchased from such registered owner.   Undelivered Bonds shall be
         deemed to have been delivered at the time and on the date required, and as of such date and time shall no longer be deemed to be
         Outstanding under this Indenture.   The registered owner of any
         Undelivered Bond shall be entitled only to the purchase price payable for such Bond on the required delivery date thereof, and such purchase price shall be paid to such registered owner only upon surrender of such Bond to the Tender Agent.

         Notwithstanding the foregoing, if the Bonds in the Weekly Rate Mode are held in a Book-Entry System, a Beneficial Owner shall have the right to optionally tender for purchase its beneficial interest in any Outstanding Bonds (or portion thereof in an Authorized Denomination) at the purchase price set forth above, which right may be exercised as follows. Such right shall be exercised by delivery by the Beneficial Owner to the Remarketing Agent at its Principal Office of a notice identifying the name and address of such Beneficial Owner and stating that such Beneficial Owner will cause its beneficial interest (or portion thereof in an Authorized Denomination) to be purchased, the amount of such interest to be purchased, the date on which such interest will be purchased (which date shall be a Business Day at least seven days after delivery of such notice to the Remarketing Agent) and specifying the Remarketing Agent as the Participant through which the Beneficial Owner maintains its interest. Upon delivery of such notice, the Beneficial Owner shall cause its beneficial ownership interest in the Bonds (or the portion thereof specified in the foregoing notice) being purchased to be transferred to the Remarketing Agent at or prior to 11:00 a.m., New York time, on the optional tender date, in accordance with the rules and procedures of the applicable Securities Depository.

         (b) While the Bonds are in the Daily Rate Mode, any Outstanding Bond or portion thereof in an Authorized Denomination (except any Pledged Bond or Company Bond) shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery (by telecopy or otherwise) to the Tender Agent at its Principal Office
(i) no later than 10:00 a.m., New York time, on such Business Day, of a written irrevocable notice, which will be effective upon receipt, which states the name and address of the registered owner, the principal amount of such Bond (and the portion thereof to be tendered, if less than the full principal amount is to be tendered) on such Business Day and the Bond number, and (ii) no later than 11:00 a.m., New York time, on such Business Day such Bond (with all necessary endorsements and guarantees of signature); provided, however, that the purchase price of such Bond shall be paid by the close of business on the purchase date, but only upon the delivery of the Bond to the Tender Agent and provided such Bond shall conform in all material respects to the description thereof in such notice. Undelivered Bonds shall be deemed to have been delivered at the time and on the date required, and as of such date and time shall no longer be deemed to be Outstanding under this Indenture. The registered owner of any Undelivered Bond shall be entitled only to the purchase price payable for such Bond on the required delivery date thereof, and such purchase price shall be paid to such registered owner only upon surrender of such Bond to the Tender Agent.

         Notwithstanding the foregoing, if the Bonds in the Daily Rate Mode are held in a Book-Entry System, a Beneficial Owner shall have the right to optionally tender for purchase its beneficial interest in any Outstanding Bonds (or portion thereof in an Authorized Denomination) at the purchase price set forth above, which right may be exercised as follows. Such right shall be exercised by delivery, by the Beneficial Owner to the Remarketing Agent at its Principal Office no later than 10:00 a.m., New York time, on the date on which the beneficial interest of such Beneficial Owner is to be purchased, of a notice identifying the name and address of such Beneficial Owner and stating that such Beneficial Owner will cause its beneficial interest (or portion thereof in an Authorized Denomination) to be purchased, the amount of such interest to be purchased, and specifying the Remarketing Agent as the Participant through which the Beneficial Owner maintains its interest. Upon delivery of such notice, the Beneficial Owner shall cause its beneficial ownership interest in the Bonds (or the portion thereof specified in the foregoing notice) being purchased to be transferred to the Remarketing Agent at or prior to 11:00 a.m. New York time, on the optional tender date, in accordance with the rules and procedures of the applicable Securities Depository.

         Section 2.04.    Mandatory Tenders.   The Bonds are subject to
mandatory tender in whole (except as provided in (b) below) by the Bondholders to the Tender Agent at its Principal Office on each date described below:

                 (a) On each Conversion Date (provided that, in the event less than all of the Bonds are being converted from the CP Rate Mode to the Weekly Rate Mode as described in this Indenture, only the Bonds being converted shall be subject to mandatory tender);

                 (b) On each CP Rate Reset Date with respect to any Bond (provided that only those Bonds whose interest rates are being reset on such date shall be subject to mandatory tender);

                 (c) On the second Business Day prior to the release, expiration or termination of the Letter of Credit, if the Trustee has not received evidence satisfactory to it as required by Section 5.03(b) hereof by the 25th day preceding the scheduled Letter of Credit release, expiration or termination date of either an extension of the then existing Letter of Credit or the issuance of an Alternate Credit Facility meeting the requirements set forth therefor in the Agreement, including the Maintenance of Rating requirement (as defined in Section 5.03(b) of this Indenture);

                 (d) On the date of substitution of an Alternate Credit Facility for the then existing Letter of Credit supporting payment of such Bonds if the Trustee has not received evidence of a Maintenance of Rating (as defined in Section 5.03 hereof) with respect thereto by the 25th day preceding the date of substitution of the Alternate Credit Facility;

                 (e)      On each optional redemption date pursuant to Section
         3.01 hereof for which the Company has elected to purchase Bonds in lieu of an optional redemption pursuant to Section 3.01(c) hereof; and

                 (f) On any date on which the Guaranty is released as provided in Section 9.05 hereof.

         The purchase price of Bonds subject to mandatory tender shall be 100% of the principal amount thereof (except in the case of a mandatory tender described in paragraphs (c), (d), (e) or (f) above, during, but prior to the expiration date of, an Adjustable Rate Period in which case the purchase price shall include a premium equal to the then applicable optional redemption premium, if any, on the Bonds). Not later than 20 days prior to a mandatory tender date described in (b), (c), (d) or (f) above, the Trustee shall mail notice to all Owners of Bonds subject to mandatory tender stating that (1) due to the occurrence of one of the events described above (which event shall be specified), such Owner's Bonds will be subject to mandatory tender on the mandatory tender date (which date shall be specified), (2) that, subject to clause (4) below, all such owners who fail to tender their Bonds for purchase on the mandatory tender date will nonetheless be deemed to have tendered their Bonds for purchase on such date; (3) that, subject to clause (4) below, any such Bonds not delivered to the Tender Agent on or prior to the mandatory tender date, for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date Available Moneys sufficient to pay the purchase price of such Undelivered Bonds on the mandatory tender date, shall be deemed to have been so purchased at the purchase price, and such Bonds shall no longer be considered to be outstanding for purposes of this Indenture and shall no longer be entitled to the benefits of this Indenture, except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date) and (4) that notwithstanding the foregoing, while the Bonds are held in the Book-Entry System, Bonds need not be physically tendered on the mandatory tender date, and transfers of beneficial ownership interests will be effected by the Securities Depository in accordance with its rules and; procedures. Notice of mandatory tenders described in clauses (a) and (e) above shall be given as part of the notice of conversion referenced in Section 2.02(f)(ii) hereof or notice of redemption referenced in Section 3.04 hereof, respectively. No failure on the part of the Trustee to give such notice shall affect the requirement that Bonds be purchased or tendered for purchase on said mandatory tender or purchase date.

         When Bonds are not in a Book-Entry System, Undelivered Bonds shall, if Available Moneys sufficient to pay the purchase price of such Bonds in full and available for the purchase of such Bonds have been deposited with the Tender Agent on the mandatory tender date, shall be deemed to have been tendered for purchase on the mandatory tender date, and from such date shall no longer be deemed to be Outstanding for purposes of this Indenture. Owners of such Bonds shall have no rights or benefits under this Indenture other than to receive the purchase price for such Bonds upon surrender of such Bonds to the Tender Agent. Notwithstanding the foregoing, if on any mandatory tender date the Bonds shall be in the Book-Entry System, it shall not be necessary that Bonds be physically tendered to the Tender Agent on the mandatory tender date. Transfers of beneficial ownership interests shall be effected in accordance with the rules and procedures established by the Securities Depository.

         Upon the occurrence of any mandatory tender described in paragraphs
(c), (d), (e) or (f) above during an Adjustable Rate Period, commencing on the date of such mandatory tender the Bonds shall bear interest in a Mode (and, in the case of the Adjustable Rate Mode, for an

Adjustable Rate Period) to be designated by the Company by notice to the Trustee given to the Trustee at least 25 days prior to such date, provided, however, the said designated Mode or Adjustable Rate Period shall be effective on the mandatory tender date only if each prerequisite to a conversion specified in Section 2.02(f) shall have been satisfied. If no designation of a Mode or an Adjustable Rate Period is made by the Company, or if the prerequisites of Section 2.02(f) have not been satisfied, then, subject to the same exception as is set forth in Section 2.02(e) hereof, upon the mandatory tender date the Bonds shall convert automatically to the Weekly Rate Mode, and the Bonds thereupon shall bear interest at the Weekly Rate determined pursuant to Section 2.02(b).

         Section 2.05. Form of Bonds. The Bonds and the certificate of authentication, the provision for registration and the form of assignment thereof shall be in substantially the form set forth in Exhibit A hereto, with such appropriate variations, omissions, substitutions, insertions, notations, legends and endorsements as may be deemed necessary or appropriate by the officers of the Issuer executing the same and as shall be permitted or required by the Act and this Indenture.

         Section 2.06. Execution and Authentication of Bonds; Limited Obligations. (a) The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of the Chairman or the Vice Chairman of the Issuer, and attested, under a manual or facsimile impression of the seal of the Issuer, with the manual or facsimile signature of the Secretary of the Issuer. In case any officer of the Issuer whose signature or a facsimile thereof appears on a Bond shall cease to be such officer before the delivery of such Bond, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in the office until delivery.

         (b) No Bond shall be valid or obligatory for any purpose or be entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form of Exhibit A hereto shall have been duly executed by the Trustee, or, in the case of purchased Bonds delivered by the Tender Agent pursuant to Section 3.10, by the Tender Agent. Any such executed certificate upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by it if signed by an authorized officer or signatory of the Trustee, or the Tender Agent but it shall not be necessary that the same officer or signatory sign the certificate of authentication on all of the Bonds issued hereunder.

         (c) The obligations and agreements of the Issuer contained herein and with respect to the Bonds shall not constitute or give rise to an obligation of the State of New York or of the Counties of Warren and Washington, New York and neither the State of New York nor the Counties of Warren and Washington, New York shall be liable hereof or thereon. Such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the lease of the Project pursuant to the Agreement

(except for revenues derived by the Issuer with respect to the Unassigned Rights) and the other security pledged to the payment of the Bonds.

         Section 2.07. Registration and Exchange of Bonds; Persons Treated as Owners. (a) Bonds may be transferred only on the registration books of the Issuer for the Bonds, maintained by the Trustee. Upon surrender for transfer of any Bond to the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the holder or the holder's attorney duly authorized in writing, the Trustee will authenticate a new Bond or Bonds in an equal total principal amount and registered in the name of the transferee.

         (b) Bonds may be exchanged for an equal total principal amount of Bonds of different denominations. The Trustee will authenticate and deliver Bonds that the Bondholder making the exchange is entitled to receive, bearing numbers not then outstanding.

         (c) The Trustee will not be required to transfer or exchange any Bond during the period beginning 15 Business Days before the mailing of notice calling such Bond or any portion of such Bond for redemption and ending on the redemption date, except as provided in Sections 2.03 and 2.04 hereof.

         (d) The holder of a Bond shall, except as otherwise described herein with respect to certain rights of Beneficial Owners, be the absolute owner of the Bond for all purposes, and payment of principal, interest or purchase price shall be made only to or upon the written order of the holder or the holder's legal representative.

         (e) The Trustee will require the payment by a Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid in respect of the exchange or transfer but will not impose any other charge.

         (f) Notwithstanding the foregoing, for so long as the Bonds are held under the Book-Entry System, transfers of beneficial ownership will be effected pursuant to rules and procedures established by the Securities Depository.

         Section 2.08. Mutilated, Lost, Stolen or Destroyed Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Trustee will authenticate a new Bond of the same denomination if any mutilated Bond shall first be surrendered to the Trustee, and if, in the case of any lost, stolen or destroyed Bond, there shall first be furnished to the Issuer, the Trustee, the Bank and the Company evidence of such loss, theft or destruction, together with an indemnity satisfactory to each of them to save each of them harmless from all risks related thereto, however remote. If the Bond has matured, instead of issuing a duplicate Bond, the Trustee may with the consent of the Company pay the Bond without requiring surrender of the Bond and make such requirements as the Trustee deems fit for its protection, including a lost instrument bond.
The Issuer, the Company and the Trustee may charge their reasonable fees and expenses in this connection.

         Section 2.09. Cancellation of Bonds. Whenever a Bond is delivered to the Trustee for cancellation (upon payment, redemption or otherwise), or for transfer, exchange or replacement pursuant to Section 2.07 or 2.08, the Trustee will promptly cancel the Bond and deliver the canceled Bond or a certificate of destruction as appropriate to the Company at its request. Upon cancellation of any tendered Bond by the Tender Agent, the Tender Agent shall forward the canceled Bond to the Trustee.

         Section 2.10. Temporary Bonds. Until definitive Bonds are ready for delivery, the Issuer may execute and the Trustee or the Tender Agent will authenticate temporary Bonds substantially in the form of the definitive Bonds, with appropriate variations. The Issuer will, without unreasonable delay, prepare and the Trustee or the Tender Agent will authenticate definitive Bonds in exchange for the temporary Bonds. Such exchange shall be made by the Trustee or the Tender Agent without charge.

         Exchanges and transfers shall be made without charge to the Bondholders; provided that in each case the Trustee shall require the payment by the Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect thereto.

         Section 2.11. Conditions Precedent to Authentication and Delivery of Bonds. The Issuer shall execute and deliver the Bonds to the Trustee, and the Trustee shall, upon receipt by the Trustee of those items specified in this Section below, authenticate the Bonds (or cause the Tender Agent to authenticate the Bonds) and deliver them to the persons set forth in the order described in clause (iii) below. Prior to and as a condition precedent to the authentication and delivery of the Bonds there shall be filed with and delivered to the Trustee:

                 (i) a copy, duly certified by an authorized representative of the Issuer, of the resolution adopted by the Issuer in accordance with the Act authorizing the execution and delivery of this Indenture and the issuance of the Bonds;

                 (ii) original duly executed and delivered counterparts of this Indenture, the Agreement, the Guaranty and the Tax Agreement;

                 (iii) an opinion of Bond Counsel to the effect that Bonds executed, authenticated and delivered as provided in this Indenture will be duly and validly issued and will constitute valid and binding limited obligations of the Issuer; and

                 (iv)  the duly executed and delivered Initial Letter of Credit.

         Section 2.12. Book-Entry System. (a) The Bonds shall be issued pursuant to a Book-Entry System administered by the Securities Depository with no physical distribution of Bond certificates to be made except as provided in this Section 2.12. Any provision of this Indenture or the Bonds requiring physical delivery of the Bonds shall, with respect to any Bonds held under the Book-Entry System, be deemed to be satisfied by a notation on the registration books maintained by the Trustee that such Bonds are subject to the Book-Entry System.

         (b) So long as a Book-Entry System is being used, one Bond in the aggregate principal amount of the Bonds and registered in the name of the Securities Depository Nominee will be issued and deposited with the Securities Depository to be held in its custody. The Book-Entry System will be maintained by the Securities Depository and the Participants and Indirect Participants and will evidence beneficial ownership of the Bonds in Authorized Denominations, with transfers of ownership effected on the records of the Securities Depository, the Participants and

Indirect Participants pursuant to rules and procedures established by the Securities Depository, the Participants and the Indirect Participants. The principal or purchase price of and any premium on each Bond shall be payable to the Securities Depository Nominee or any other person appearing on the registration books maintained by the Trustee as the registered Holder of such Bond or his registered assigns or legal representative at the principal office of the Trustee. So long as the Book-Entry System is in effect, the Securities Depository will be recognized as the Holder of the Bonds for all purposes. Transfers of principal, purchase price, interest and any premium payments or notices to Participants and Indirect Participants will be the responsibility of the Securities Depository, and transfers of principal, purchase price, interest and any premium payments or notices to Beneficial Owners will be the responsibility of the Participants and the Indirect Participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Securities Depository, the Participants or the Indirect Participants. While the Securities Depository Nominee or the Securities Depository, as the case may be, is the registered owner of the Bonds, notwithstanding any other provisions set forth herein, payments of principal or purchase price of, redemption premium, if any, and interest on the Bonds shall be made to the Securities Depository Nominee or the Securities Depository, as the case may be, by wire transfer in immediately available funds to the account of such Holder. Without notice to or the consent of the Beneficial Owners, the Trustee, with the consent of the Company and the Securities Depository may agree in writing to make payments of principal, redemption price or purchase price and interest in a manner different from that set out herein. In such event, the Trustee shall make payments with respect to the Bonds in such manner as if set forth herein.

         (c) With the consent of the Remarketing Agent, the Company may at any time elect (i) to provide for the replacement of any Securities Depository as the depository for the Bonds with another qualified Securities Depository, or (ii) to discontinue the maintenance of the Bonds under a Book-Entry System. In such event, the Company shall give 30 days' prior notice of such election to the Securities Depository (or such fewer number of days as shall be acceptable to such Securities Depository).

         (d) Upon the discontinuance of the maintenance of the Bonds under a Book-Entry System, the Issuer will cause Bonds to be issued directly to the Beneficial Owners of Bonds, or their designees, as further described below. In such event, the Trustee shall make provisions to notify Participants and the Beneficial Owners of the Bonds, by mailing an appropriate notice to the Securities Depository, or by other means deemed appropriate by the Trustee in its discretion, that Bonds will be directly issued to the Beneficial Owners of Bonds as of a date set forth in such notice, which shall be a date at least 10 days after the date of mailing of such notice (or such fewer number of days as shall be acceptable to the Securities Depository).

         (e) In the event that Bonds are to be issued to the Beneficial Owners of the Bonds, or their designees, the Issuer, at the expense of the Company, shall promptly have prepared Bonds in certificated form registered in the names of the Beneficial Owners of Bonds shown on the records of the Participants provided to the Trustee, as of the date set forth in the notice described
above.   Bonds issued to the Beneficial Owners, or their designees, shall be in fully registered form substantially in the form set forth in Exhibit A.

         (f) If any Securities Depository is replaced as the depository for the Bonds with another qualified Securities Depository, the Issuer, at the expense of the Company, will issue to the replacement Securities Depository Bonds substantially in the form set forth in Exhibit A, registered in the name of such replacement Securities Depository.

         (g) The Issuer, the Company, the Tender Agent, the Remarketing Agent and the Trustee shall have no liability for the failure of any Securities Depository to perform its obligation to any Participant, any Indirect Participant or any Beneficial Owner of any Bonds, and the Issuer, the Company, the Tender Agent, the Remarketing Agent or the Trustee shall not be liable for the failure of any Participant, Indirect Participant or other nominee of any Beneficial Owner of any Bonds to perform any obligation that such Participant, Indirect Participant or other nominee may incur to any Beneficial Owner of the Bonds.

         (h) Notwithstanding any other provision of this Indenture, on or prior to the date of issuance of the Bonds the Trustee shall have executed and delivered to the initial Securities Depository a Letter of Representations governing various matters relating to the Securities Depository and its
activities pertaining to the Bonds.   The terms and provisions of such Letter
of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of this Indenture, then, for as long as the initial Securities Depository shall serve with respect to the Bonds, the terms of the Letter of Representations shall govern.

         (i) The Issuer, the Company, the Trustee and the Tender Agent may rely conclusively upon (i) a certificate of the Securities Depository as to the identity of the Participants in the Book-Entry System; (ii) a certificate of any Participant as to the identity of any Indirect Participant and (iii) a certificate of any Participant or Indirect Participant as to the identity of, and the respective principal amount of Bonds beneficially owned by, the Beneficial Owners.

                                  ARTICLE III

             REDEMPTION OF BONDS; PURCHASE AND REMARKETING OF BONDS

         Section 3.01. Optional Redemption. The Bonds shall be subject to optional redemption only as follows:

         (a) Weekly Rate Mode, CP Rate Mode or Daily Rate Mode. While the Bonds are in the Weekly Rate Mode or the Daily Rate Mode, the Bonds shall be subject to optional redemption, in whole or in part on any Business Day, and while the Bonds are in the CP Rate Mode each Bond in any given CP Rate Period shall be subject to optional redemption in whole or in part on any Interest Payment Date applicable to such Bond in said CP Rate Period, in all cases at the direction of the Company, upon at least 35 days' prior written notice from the Company to the Trustee, the Bank and the Remarketing Agent, at a redemption price equal to 100% of the aggregate principal amount of the Bonds to be redeemed, plus accrued interest thereon to the redemption date, without premium.

         (b) Adjustable Rate Mode. While the Bonds are in the Adjustable Rate Mode, the Bonds shall be subject to optional redemption, after the dates specified in the table below, in whole or in part on any date at the direction of the Company, upon at least 40 days' prior written notice from the Company to the Trustee, the Bank and the Remarketing Agent, at the applicable redemption price (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest thereon to the date of redemption:

                LENGTH OF CURRENTLY
               APPLICABLE ADJUSTABLE                               DATES AFTER WHICH REDEMPTION
                    RATE PERIOD                                           IS ALLOWED AND
            (expressed in whole years)                                  REDEMPTION PRICES*
greater than 10                                          after 10 years at 102%, declining by 1%
                                                         annually to 100%

less than or equal to 10 and greater than 7              after 5 years at 102%, declining by 1%
                                                         annually to 100%

less than or equal to 7 and greater than 4               after 3 years at 102%, declining by 1%
                                                         annually to 100%

less than or equal to 4                                  not callable

         The payment of any premium upon the optional redemption of Bonds shall be made solely from Available Moneys.

         Notwithstanding the foregoing, the Bonds when in an Adjustable Rate Period may be subject to optional redemption upon terms different than those set forth above (or not subject to optional redemption during such period) if the Company delivers to the Trustee on or before the first day of such Adjustable Rate Period a certificate specifying different optional redemption dates or prices to be in effect during such period (or that the Bonds will not be subject to optional redemption during such Period) and an opinion of Bond Counsel to the effect that the adoption of such optional redemption provisions would not adversely affect the exclusion of interest on the Bonds from the Federal gross income of the holders thereof.

         (c) Purchase in Lieu of Optional Redemption. The Company shall have the option to cause the Bonds to be subject to mandatory tender and purchase pursuant to Section 2.04 hereof in lieu of an optional redemption of Bonds pursuant to Section 3.01(a) or (b) above. Such option may be exercised by delivery by the Company to the Trustee and Remarketing Agent on or prior to the Business Day preceding the optional redemption date of a written notice specifying that all


---------------
*    Measured from the start of the currently applicable Adjustable Rate
     Period.

of the Bonds shall not be redeemed, but instead shall be subject to mandatory tender and purchase pursuant to Section 2.04 hereof. Upon delivery of such notice, the Bonds shall not be redeemed but shall instead be subject to mandatory tender pursuant to Section 2.04 hereof at a tender price equal to the price at which the Bonds would have been redeemed on the date which would have been the optional redemption date.

         Section 3.02. Extraordinary Optional Redemption. While the Bonds are in the Adjustable Rate Mode or the CP Rate Mode, the Bonds are subject to extraordinary redemption in whole on any date at a redemption price equal to the principal amount of outstanding Bonds plus accrued interest to the redemption date without premium, upon the exercise by the Company of its option to cause the Bonds to be redeemed as a result of the occurrence of any of the events described below:

                 (1) the Project Facility has been damaged or destroyed to such an extent that, in the judgment of the Company, (i) it cannot be reasonably restored to substantially the condition thereof immediately preceding such damage or destruction, (ii) the Company is thereby prevented from carrying on normal operations at the Project Facility for a period of nine or more consecutive months following such damage or destruction, or (iii) it would not be economically feasible for the Company to replace, repair, rebuild or restore the same;

                 (2) title in and to, or the temporary use of, all or substantially all of the Project Facility has been taken under the exercise of the power of eminent domain (or sold in lieu of such a taking) by any governmental authority, or person acting under governmental authority and such a taking or sale, in the judgment of the Company, may result in the Company being prevented thereby from carrying on normal operations at the Project Facility for a period of nine or more consecutive months; or

                 (3) as a result of any changes in the Constitution of the State or the Constitution of the United States of America or by legislative or administrative action (whether state or federal) or by final decree, judgment, decision or order of any court or administrative body (whether state or federal), the Agreement has become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed therein.

         To exercise its option to effect an extraordinary optional redemption, the Company must deliver to the Trustee written notice of the occurrence of any such event and of its election to cause the Bonds to be redeemed as a result thereof. Such notice shall specify the redemption date which shall be at least 40 days after the date of delivery of such notice to the Trustee.

         Section 3.03. Mandatory Redemption. The Bonds are subject to mandatory redemption in whole on the earliest redemption date for which timely notice of redemption can be given by the Trustee after the occurrence of a Determination of Taxability at a redemption price equal to the aggregate outstanding principal amount of the Bonds plus accrued interest thereon to the redemption date, without premium. The foregoing amount shall constitute the total amount required to be paid to the Bondholders as a result of the occurrence of a Determination of Taxability.

         The Company shall have the option to cause the Bonds to be subject to mandatory tender and purchase pursuant to the Indenture in lieu of an optional redemption of Bonds. Such option may be exercised by delivery by the Company to the Trustee and Remarketing Agent on or prior to the Business Day preceding the optional redemption date of a written notice specifying that the Bonds shall not be redeemed, but instead shall be subject to mandatory tender and purchase. Upon delivery of such notice, the Bonds will not be redeemed but will instead be subject to mandatory tender and purchase. Upon tender as described herein, the Bonds shall be payable at a tender price equal to the price at which the Bonds would have been redeemed on the date which would have been the optional redemption date.

         Section 3.04. Notice of Redemption. (a) At least 30 days prior to the date of any redemption of the Bonds, the Trustee shall cause notice of the call for redemption to be sent by first class mail, postage prepaid, to the Tender Agent, the Bank, the Remarketing Agent, the Company and the Owner of each Bond to be redeemed. In addition, such notice shall also be given (at least two Business Days before the redemption notice described in the preceding sentence) by registered, certified or overnight mail, to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Bonds and to one or more national information services that disseminate notices of redemption of obligations such as the Bonds. Neither the failure to give any such notice nor any defect in any notice so mailed shall affect the sufficiency or the validity of any proceedings for the redemption of the Bonds.

         (b) The redemption notice shall identify the Bonds or portions thereof to be redeemed and shall state (1) the date of said notice and the redemption date, (2) the redemption price, (3) the original date of execution and delivery of the Bonds to be redeemed, (4) the rate of interest borne by the Bonds to be redeemed, (5) the date of maturity of the Bonds, (6) the numbers and CUSIP numbers of the Bonds to be redeemed, (7) that the redemption price of any Bond is payable only upon the surrender of the Bond to be Trustee at its principal corporate trust office, (8) the address at which the Bonds must be surrendered, (9) that interest on the Bonds called for redemption ceases to accrue on the redemption date provided that, on such date, Available Moneys are on deposit in the Bond Fund sufficient to pay the redemption price of the Bonds in full, and (10) such additional descriptive information identifying the Bonds to be redeemed, including their interest rate and stated maturity date as may be deemed appropriate by the Trustee to effect the redemption.

         Any notice of optional redemption shall also state that the Company may elect that the Bonds be subject to mandatory tender and purchase in lieu of optional redemption at a tender price equal to the redemption price. Any notice of optional redemption may also state (and shall state, if the Company shall so direct) that the redemption is conditioned on receipt of moneys for such redemption by the Trustee on or prior to the redemption date; if such moneys are not received, the redemption of the Bonds for which notice was given shall not be made.

         Section 3.05. Effect of Deposit of Redemption Moneys. If on any redemption date Available Moneys sufficient to pay in full the redemption price of the Bonds called for redemption have been deposited with the Trustee and shall be available to be utilized to pay the redemption price of such Bonds, such Bonds shall no longer be secured by or be deemed to be Outstanding under the provisions of this Indenture. Interest shall not continue to accrue on such Bonds after the redemption date. If sufficient Available Moneys shall not be on deposit on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

         Section 3.06. Partial Redemption. (a) Any partial redemption of Bonds shall be made only in Authorized Denominations. If fewer than all of the Bonds shall be called for redemption, the portion of Bonds to be redeemed shall be selected by lot by the Trustee from among all Outstanding Bonds; provided that the Trustee shall first select Pledged Bonds and Company Bonds for redemption. Each Bond shall be considered separate Bonds in Authorized Denominations for purposes of selecting the Bonds to be redeemed. Subject to the provisions of the Bonds with respect to the Book-Entry System, if any Bond shall be called for redemption only in part, then the Owner of such Bond, upon surrender of such Bond to the Trustee for payment, shall be entitled to receive a new Bond or Bonds in the aggregate principal amount of the unredeemed balance of the principal amount of such Bond, without charge therefor.

         (b) If the Owner of any Bond which is called for redemption only in part shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption, to the extent called for redemption (and to that extent only) and to such extent such Bond shall no longer be deemed to be Outstanding for purposes of this Indenture.

         (c) Notwithstanding the foregoing, if the Bonds are held in the Book-Entry System at the time of a partial redemption of the Bonds, beneficial ownership interests in the series of Bonds shall be selected for redemption in accordance with the rules and procedures established by the Securities Depository.

         Section 3.07. Purchase of Tendered Bonds. (a) In performing their duties hereunder, the Tender Agent and the Remarketing Agent shall act as agents of (i) the persons to whom purchased Bonds are to be delivered pursuant to Section 3.10, (ii) persons tendering such Bonds, and (iii) the Company, and shall not be considered to be purchasing Bonds for their own account and, in the absence of written notification from the Trustee to the contrary, shall be entitled to assume that any Bond tendered or deemed tendered to the Remarketing Agent or the Tender Agent for purchase is entitled under the Indenture to be so purchased. No acceptance of Bonds by the Tender Agent or the Remarketing Agent hereunder shall effect any merger or discharge of the indebtedness of the Issuer evidenced by the Bonds. The Tender Agent and the Remarketing Agent shall accept all Bonds properly tendered for purchase in accordance with the provisions of the Bonds and as set forth in this Indenture.

         (b) During any period that no Book-Entry System for the Bonds is in effect, a Tender Agent shall be appointed as provided in Section 7.11 hereof. Immediately upon the effectiveness of such appointment, the Tender Agent shall establish a special trust fund designated as the "Counties of Warren and Washington Industrial Development Agency Industrial Development Revenue Bonds (Griffith Micro Science, Inc. Project), Series 1994-Purchase Fund" (the "Purchase Fund"). The Tender Agent shall hold all Bonds delivered to it in trust for the exclusive benefit of the respective Owners of Bonds tendering such Bonds for sale until moneys representing the purchase price of such Bonds have been delivered to or for the account of such Owners of Bonds. Pledged Bonds, registered in the name of the Company pursuant to Section 3.10 hereof shall be held in trust for the exclusive benefit of the Bank. The Tender Agent shall hold all moneys delivered to it for the purchase of Bonds in the Purchase Fund in trust, solely for the benefit of the persons delivering such moneys until the Bonds purchased with such moneys have been delivered to or for the account of such persons and thereafter solely for the benefit of the persons entitled to such moneys. Moneys held in the Purchase Fund shall not be invested. The Issuer and the Trustee hereby authorize and direct the Tender Agent to withdraw sufficient funds from the Purchase Fund to pay the purchase price of tendered Bonds as the same becomes due and payable, which authorization and direction the Tender Agent accepts.

         (c) During any period the Bonds are held in a Book-Entry System, the purchase price of tendered Bonds, (i) if derived from the source described in Section 3.09(a), shall be paid on the tender date by the Remarketing Agent from moneys received from the purchaser of the remarketed Bonds, and (ii) if derived from any of the sources described in Section 3.09(b), 3.09(c) or 3.09(d) shall be paid on the tender date by the Trustee from moneys drawn on the Letter of Credit or received from the Company, as the case may be. Moneys received and held by the Remarketing Agent shall be held uninvested, in separate accounts according to the source of such moneys.

         Section 3.08.    Remarketing of Tendered Bonds; Payment of Purchase
Price.   (a) The Remarketing Agent shall use its best efforts to remarket tendered Bonds of which it has received notice of tender from the Tender Agent (or Beneficial Owners, as the case may be), at a price equal to 100% of the principal amount thereof plus accrued interest to the purchase date. Such remarketing shall be made in accordance with, and subject to the conditions of, the provisions of the Remarketing Agreement. Bonds which have been duly tendered for purchase and which have not been remarketed shall be purchased on the tender date with the proceeds of an appropriate draw under the Letter of Credit; provided however, (i) during any period the Bonds are not secured by a Letter of Credit, or (ii) if the Bank shall fail to honor a draw on the Letter of Credit to provide for the purchase price of tendered Bonds, then such Bonds will be purchased by the Company on the tender date.

         (b) Upon receipt of a duly tendered written notice of an optional tender of Bonds, the Tender Agent shall notify, in writing, the Remarketing Agent, the Company and the Trustee of the principal amount of Bonds tendered and the date fixed for purchase of the tendered Bonds. During any period the Bonds are in the Book-Entry System, such notice will be given, in writing, by the Remarketing Agent to the Company and the Trustee.

         (c) Prior to 4:00 p.m. on the Business Day which immediately precedes the purchase date for any Bonds (or, in the case of Bonds in the Daily Rate Mode, prior to 11:00 a.m. on the purchase date of such Bonds), the Remarketing Agent shall give notice to the Tender Agent (if the Bonds are not then held in the Book-Entry System), the Company and the Trustee of the principal amount of such Bonds which have been remarketed, the names, addresses and taxpayer identification numbers of the purchasers of such Bonds and the denominations in which the Bonds are to be
purchased by and delivered to each purchaser.   If less than all of the Bonds
to be tendered on such purchase date have been remarketed, the Remarketing Agent shall, in addition, notify the Trustee, the Tender Agent (if the Bonds are not then held in the Book-Entry System) and the Company prior to 10:30 a.m. (or, in the case of Bonds in the Daily Rate Mode. 11:00 a.m.) on the purchase date of the principal amounts of Bonds which have and which have not been remarketed and the amount of accrued interest to be paid on such Bonds on such purchase date. Purchasers of Bonds which have been remarketed shall be required to deliver the purchase price thereof directly to the Tender Agent for deposit in the Purchase Fund (or, during any period the Bonds are in the Book-Entry System, such moneys shall be transferred to the account of the Remarketing Agent on the records of the Securities Depository) not later than 10:30 a.m. (or, in the case of Bonds in the Daily Rate Mode, 11:00 a.m.), on the purchase date. By 11:00 a.m., on the purchase date, the Tender Agent shall notify the Trustee, the Remarketing Agent, the Company and the Bank, by telephone, promptly confirmed in writing, of any Bonds which have been remarketed for which payment has not been received and the amount of remarketing proceeds which have been received. During any period the Bonds are in the Book-Entry System, such notice shall be given by the Remarketing Agent.

         (d) Prior to 11:30 a.m., on any purchase date (whether optional or mandatory), the Trustee shall draw upon the Letter of Credit, in an amount equal to the purchase price of all Bonds to be purchased on such purchase date, less the amount of remarketing proceeds of which the Trustee has notice were deposited with the Tender Agent (or the Remarketing Agent during any period the Bonds are in the Book-Entry System) by 11:00 a.m., on such date. In the event of a draw on the Letter of Credit upon a mandatory tender due to a substitution of an Alternate Credit Facility, the draw shall be made upon the Letter of Credit being replaced. If the Bonds are not then secured by a Letter of Credit, by 1:30 p.m. on the purchase date for any Bonds, the Tender Agent (or the Trustee during any period the Bonds are in the Book-Entry System) shall receive from the Company, pursuant to Section 4.2(b) of the Agreement, an amount equal to the purchase price of all Bonds to be purchased on such date, less the amount of remarketing proceeds of which the Trustee has notice were on deposit with the Tender Agent or the Remarketing Agent, as the case may be, by 11:00 a.m. on such date. No draw on the Letter of Credit shall be made with respect to Pledged Bonds or Company Bonds.

         (e) The Trustee shall, to the extent it has drawn moneys under the Letter of Credit for the purchase of Bonds, authorize direct payment by the Bank to the Tender Agent (or, during any period the Bonds are in the Book-Entry System, to the payee specified by the Securities Depository) of the moneys so drawn.

         (f) Notices pursuant to this Section shall be by telephone, tested telecopy (receipt confirmed by telephone), telefacsimile transmittal or telegram, promptly confirmed in writing, except that any drawing under the Letter of Credit shall be in accordance with the terms thereof.

         (g) Anything in this Indenture to the contrary notwithstanding, there shall be no obligation on the part of the Remarketing Agent to remarket Bonds (i) if there shall have occurred and be continuing an Event of Default under this Indenture or a Determination of Taxability, or (ii) which are subject to mandatory tender hereunder, except as the Remarketing Agent and the Company have otherwise agreed in the Remarketing Agreement.

         (h) Any Bond optionally tendered for purchase after the date on which such Bond has been selected for redemption or the Trustee has notified the Bondholders of pendency of a conversion of the interest rate Mode of the Bonds shall not be remarketed unless the purchaser has been notified by the Trustee of the redemption or the interest rate Mode conversion, as appropriate. Any purchaser so notified must deliver a notice to the Trustee and the Tender Agent (or, during any period the Bonds are in the Book-Entry System, to the Remarketing Agent) stating that such purchaser is aware of the pendency of the redemption or of the interest rate Mode conversion, as appropriate, and agreeing not to resell the Bonds prior to the date of such redemption or conversion, as the case may be.

         Section 3.09.    Funds for Purchase Price of Bonds.   On the date
Bonds are to be purchased pursuant to the optional or mandatory tender provisions of this Indenture, the Tender Agent shall deliver the purchase price to the tendering Bondholder (or, if the Bonds are in a Book-Entry System, the Remarketing Agent or the Trustee, as appropriate, shall deliver the purchase price to the appropriate payee on the records of the Securities Depository), but only from the funds listed below, in the order of priority indicated:

                 (a) the proceeds of the sale of such Bonds which have been remarketed by the Remarketing Agent to any person other than the Company or the Issuer (or any "insider" of the Company or the Issuer within the meaning of the Bankruptcy Code) which have been delivered to the Tender Agent or the Remarketing Agent by 11:00 a.m., New York time, on the purchase date;

                 (b)      moneys drawn under the Letter of Credit;

                 (c) moneys deposited by the Company with the Trustee pursuant to Section 4.2(b) of the Agreement: and

                 (d) moneys paid by the Company pursuant to Section 2.1(c) of the Guaranty.

         Section 3.10.    Delivery of Purchased Bonds.   The Tender Agent shall
make available by 2:00 p.m. on the purchase date of any tendered Bonds (whether such tender was optional or mandatory), at its principal office in New York City, Bonds which have been purchased with moneys described in Section 3.09(a) for receipt by the purchaser thereof, which Bonds shall be authenticated by the Tender Agent. Bonds purchased with moneys described in Section 3.09(a) shall be registered in the manner directed by the Remarketing Agent and delivered to the Remarketing Agent for redelivery to the purchasers thereof. Bonds purchased with moneys described in Section 3.09(b) shall be delivered by the Tender Agent to the Trustee, and registered by the Trustee in the name of the Company indicating their status as Pledged Bonds (or if the Bonds are held in the Book-Entry System, such Bonds shall be recorded in the books of the

Securities Depository for the account of the Trustee and shall be deemed to be pledged to the Bank). Bonds purchased with moneys described in Section 3.09(c) or (d) hereof shall be registered in the name of the Company and delivered to the Company.

         Notwithstanding anything herein to the contrary, so long as the Bonds are held under the Book-Entry System, Bonds will not be delivered as set forth in the preceding paragraph; rather, transfers of beneficial ownership of the Bonds to the persons indicated above will be effected pursuant to its rules and procedures established by the Securities Depository.

         Section 3.11.    Pledged Bonds.   If any Bond is purchased pursuant to
Section 3.07 hereof with moneys drawn under the Letter of Credit pursuant to
Section 3.09(b) hereof, if no Book-Entry System is then in effect, that Bond shall be delivered to and held by the Trustee, registered in the name of the Company and shall constitute a Pledged Bond until released as herein provided. A Pledged Bond so held by the Trustee shall be released only upon receipt by the Trustee or the Bank of an amount equal to the principal amount thereof plus accrued interest, if any, thereon to the date of purchase and receipt by the Trustee of written confirmation from the Bank of the reinstatement of the amounts available to be drawn under the Letter of Credit to cover the full principal amount of all Outstanding Bonds, plus Adequate Interest Coverage. If a Book-Entry System is then in effect, Bonds purchased with Letter of Credit proceeds pursuant to Section 3.09(b) hereof shall be reflected on the records of the Securities Depository as being held for the account of the Trustee, and the Trustee agrees that it shall hold such Bonds solely for the benefit of the Bank. While a Book-Entry System is in effect, the Trustee shall cause the release of such Bonds from its account on the records of the Securities Depository only under the conditions for release of Pledged Bonds set forth above in this paragraph.

         During the Daily Rate Mode, CP Rate Mode and the Weekly Rate Mode, the Remarketing Agent shall use its best efforts to remarket Pledged Bonds in accordance with the provisions of the Offering Agreement. If the Remarketing Agent remarkets any Pledged Bond, the Remarketing Agent shall give the notice described in the first sentence of Section 3.08(c) hereof, and shall direct the purchaser of such Pledged Bond to transfer, by 10:00 a.m. (or, in the case of Bonds in the Daily Rate Mode, 11:00 a.m.) on the purchase date, the purchase price of such remarketed Pledged Bond to the Bank, with notice thereof to the Company and the Trustee. The Remarketing Agent shall deliver remarketed Pledged Bonds to the purchasers thereof in accordance with Section 3.10 hereof.

         On each Interest Payment Date prior to the release of Pledged Bonds, the Trustee shall apply moneys in the Non-Available Moneys Account of the Bond Fund to the payment of principal of and interest on such Pledged Bonds, but shall not draw on the Letter of Credit or use moneys in the Letter of Credit Account of the Bond Fund for such purpose to any extent whatsoever; and the Trustee shall receive for the account of the Bank the interest and principal paid in respect of such Pledged Bonds, and immediately upon such receipt the Trustee shall pay such interest and principal over to the Bank pursuant to written wire transfer instructions acceptable to the Trustee; provided, however, that if at such time the Trustee has been notified in writing by the Bank that there shall not remain any amount due and owing to the Bank under the

Reimbursement Agreement, such interest and principal payments shall be paid over to the Company.

         It is recognized and agreed by the Trustee that while it holds Pledged Bonds, such Pledged Bonds are held by the Trustee for the benefit of the Bank as a first priority secured creditor.

         Notwithstanding anything herein to the contrary, so long as the Bonds are held under the Book-Entry System, Pledged Bonds shall not be delivered to and held by the Trustee; rather transfers of beneficial ownership of Bonds to the persons indicated above will be effected pursuant to the rules and procedures established by the Securities Depository.

                                   ARTICLE IV

                               GENERAL PROVISIONS

         Section 4.01. Payment of Principal, Premium, If Any, and Interest. The Issuer covenants that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on the Bonds issued under this Indenture at the place, on the dates and in the manner provided herein and therein according to the true intent and meaning hereof and thereof, but solely from the payments, revenues and receipts specifically assigned herein for such purposes as set forth in Section 5.02 of this Indenture.

         Section 4.02.    Instruments of Further Assurance.   (a) The Issuer
covenants that it will, at the expense of the Company, execute and deliver such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee or the Bank reasonably may require for the better and more effectual assignment to the Trustee of all payments, revenues and other amounts payable under or with respect to the Agreement, the Letter of Credit and any other income and other moneys assigned hereby to the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer further covenants that it will not create or, to its knowledge, suffer to be created any lien, encumbrance or charge upon its interest in the revenues and other amounts payable under or with respect to the Trust Estate, except the lien and charge granted hereby.

         (b) The Company shall record and file financing statements and all supplements thereto, and such other instruments (including, but not limited to, continuation statements) as may be required from time to time by the Issuer, the Bank or the Company to be recorded or filed, in such manner and at such places as from time to time may be required by law in order fully to preserve and protect the security of the Owners of the Bonds and the Bank, and the rights of the Trustee hereunder.

         Section 4.03.    Tax-Exempt Status of Bonds.   The Issuer and the
Trustee each covenant to commit or suffer no act within their control that would alter the status or character of the Bonds, or the interest to be paid on the Bonds, for purposes of Federal income taxation. The provisions of this Section shall apply to the Trustee only to the extent that the Trustee is acting hereunder in its sole discretion. Toward that end, the Issuer and the Trustee agree that they will comply with and take all actions required by the Tax Agreement.

         Section 4.04.     Books, Records and Accounts.   The Trustee agrees to
keep proper books for the registration of, and transfer of ownership of, each Bond, and proper books, records and accounts in which complete and correct entries shall be made of all transactions relating to the receipt, disbursement, investment, allocation and application of the proceeds received from the sale of the Bonds, the revenues received from the Agreement, the documents executed by the Company in connection therewith, the Letter of Credit, the funds and accounts created pursuant to this Indenture, and all other moneys held by the Trustee hereunder. The Trustee shall, during regular business hours and upon reasonable prior notice, make such books, records and accounts available for inspection by the Issuer, the Company, the Bank and the Bond Owners.

         Section 4.05.    Notice to Rating Agencies.   The Trustee shall
provide each Rating Agency then rating the Bonds, if the Bonds are then rated, with prompt written notice following the effective date of (a) the appointment of any successor Trustee, Tender Agent or Remarketing Agent, (b) any change in the identity of any Bank, (c) any supplements or amendments to this Indenture or the Agreement, (d) the termination, expiration, extension or amendment of the Letter of Credit, (e) the payment in full of all of the Bonds, (f) any mandatory tender of the Bonds (which notice shall be given at least 25 days prior to the mandatory tender date), (g) when the Bonds are no longer to be held in the Book-Entry System or (h) any conversion to a new Mode. Each notice to the Rating Agencies hereunder shall be directed to the respective addresses provided by the Rating Agencies.

                                   ARTICLE V

                      REVENUES AND FUNDS; LETTER OF CREDIT

         Section 5.01. Application of Original Proceeds of Bonds. The proceeds of the sale of the Bonds shall be deposited by the Trustee on the Closing Date in the Construction Fund.

         Section 5.02. Creation of Bond Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated the "Counties of Warren and Washington Industrial Development Agency (Griffith Micro Science, Inc. Project), Series 1994 Bond Fund" (the "Bond Fund"). Within the Bond Fund there are hereby created by the Issuer and ordered established with the Trustee three separate and segregated trust accounts to be designated, respectively, (a) the "Available Moneys Account,"
(b) the "Non-Available Moneys Account" and (c) the "Letter of Credit Account".

         There shall be deposited into the Bond Fund when received: (a) all payments specified in Section 4.2(a) of the Agreement or Sections 2.1(a) or (b) of the Guaranty; (b) all moneys required to be so deposited in connection with any redemption of Bonds; (c) all moneys drawn by the Trustee under the Letter of Credit to pay interest, premium, if any, principal or the redemption price of any Bonds; (d) any amounts directed to be transferred into the Bond Fund pursuant to any provision of this Indenture; and (e) all other moneys when received by the Trustee which are required to be deposited into the Bond Fund or which are accompanied by directions that such moneys are to be paid into the Bond Fund. Any amounts paid to the Trustee which do not constitute Available Moneys shall be held in the Non-Available Moneys Account and shall not be commingled with any other moneys held by the Trustee. At such time as moneys in the Non-Available Moneys Account shall constitute Available Moneys, they shall be transferred to the Available Moneys Account. Any amounts drawn under the Letter of Credit shall be held in the Letter of Credit Account and shall not be commingled with any other moneys held by the Trustee. Any amounts received for deposit in the Bond Fund which constitute Available Moneys (other than amounts drawn under the Letter of Credit), and any amounts deposited in the Non-Available Moneys Account which at a later date become Available Moneys, shall be held in the Available Moneys Account and shall not be commingled with any other moneys held by the Trustee.

         Section 5.03. Letter of Credit; Alternate Credit Facility. (a) Initial Letter of Credit. The Initial Letter of Credit shall be delivered to the Trustee simultaneously with the original issuance and delivery of the Bonds.

         (b) Alternate Credit Facility. The Company may at any time substitute an Alternate Credit Facility for an existing Letter of Credit, subject to the limitations set forth in this Article V. An Alternate Credit Facility shall be an irrevocable letter of credit, bank bond purchase agreement, bond insurance policy, revolving credit agreement, surety bond or other agreement or instrument under which any person or entity (other than the Issuer or the Company) undertakes to make or provide funds to make payments of the principal and purchase price of, and interest on, the Bonds, as and when due, provided that the Alternate Credit Facility must be effective as of a date on or prior to the date of expiration of the then existing Letter of Credit and must provide coverage in an amount at least equal to the sum of (A) the aggregate principal amount of Bonds (other than Pledged Bonds or Company Bonds) at the time Outstanding, plus (B) Adequate Interest Coverage.

         Pursuant to Section 2.04 of this Indenture, if an Alternate Credit Facility is furnished, the Bonds shall be subject to mandatory tender unless the Company furnishes the Trustee by the 25th day prior to the scheduled Letter of Credit expiration or termination date written evidence from each Rating Agency having a rating in effect for the Bonds that the Rating Agency has reviewed the proposed Alternate Credit Facility and that its replacement of the current Letter of Credit will not by itself result in a withdrawal or reduction of the Rating Agency's current rating for the Bonds (a "Maintenance of Rating"). Notwithstanding the foregoing, when the Bonds are in the Adjustable Rate Mode or the CP Rate Mode, an existing Letter of Credit may not be replaced prior to the expiration date of the then applicable Rate Period or all then applicable CP Rate Periods, as the case may be, with an Alternate Credit Facility unless either (a) the Trustee is furnished with evidence of a Maintenance of Rating by the date described above (in which case the Bonds will not be subject to mandatory tender as a result thereof) or (b) in the event evidence of Maintenance of Rating is not received, the substitution occurs on a date on or after which the Bonds may be optionally redeemed pursuant to the Indenture and the mandatory tender price payable upon the mandatory tender of Bonds as a result of such substitution includes a premium equal to the redemption premium at that time payable pursuant to the optional redemption provisions of this Indenture.

         The Company shall notify the Trustee of its intention to deliver an Alternate Credit Facility at least 25 days prior to the date of such delivery. Upon receipt of such notice, the

Trustee will promptly mail a notice of the anticipated delivery of the Alternate Credit Facility by first class mail to the Issuer, the Remarketing Agent and each Bondholder at the holder's registered address.

         On or prior to the delivery of any Alternate Credit Facility to the Trustee, the Company shall furnish to the Trustee (i) a written opinion of counsel acceptable to the Trustee stating that delivery of such Alternate Credit Facility to the Trustee is authorized under the Agreement and this Indenture, and complies with the terms hereof and thereof, and (ii) an opinion of counsel to the issuer of such Alternate Credit Facility to the effect that the Alternate Credit Facility is a valid and binding obligation of the Bank, enforceable in accordance with its terms, subject to usual exceptions relating to bankruptcy and insolvency. In addition, if the Alternate Credit Facility is issued in connection with a conversion of the interest rate Mode on the Bonds or if the Company grants a security interest in any cash, securities or investment type property to the issuer or provider of the Alternate Credit Facility, the Company must furnish the Trustee an opinion of Bond Counsel stating that such grant will not adversely affect the exclusion of interest on the Bonds from federal gross income of the owners thereof.

         (c) Release of Letter of Credit. The Company may at any time during a Daily Rate Mode or a Weekly Rate Mode or, subject to the limitations described below, during a CP Rate Mode or Adjustable Rate Mode, direct the Trustee to release an existing Letter of Credit and surrender such Letter of Credit to the Bank without substituting an Alternate Credit Facility therefor. If the Bonds are then in the CP Rate Mode or Adjustable Rate Mode, the Company may direct such a release only on a date on which all Bonds may be optionally redeemed pursuant to this Indenture. Upon any such direction, subject to the limitations set forth above, the Trustee shall release the Letter of Credit and surrender it to the Bank. Upon such release, the Bonds shall be subject to mandatory tender and, if the Bonds are then in the CP Rate Mode or the Adjustable Rate Mode, the mandatory tender price payable upon the mandatory tender of Bonds as a result of the release of the existing Letter of Credit shall include a premium equal to the redemption premium, if any, at the time payable pursuant to the optional redemption provisions of the Indenture.

         The Company shall notify the Trustee of its intention to release the existing Letter of Credit at least 25 days prior to the date of such release. Upon receipt of such notice, the Trustee shall promptly mail a notice of the anticipated release of the existing Letter of Credit by first class mail to the Issuer and the Remarketing Agent and shall mail notice to each Bondholder.
Such notice shall specify that the Letter of Credit will not be replaced by any Alternate Credit Facility and, as a result thereof, the Bonds will be subject to mandatory tender on the 2nd Business Day prior to the date of such release.

         (d) Surrender of Letter of Credit. If at any time there shall have been delivered to the Trustee an Alternate Credit Facility, together with the other documents and opinions required by this Article V, then the Trustee shall accept such Alternate Credit Facility and promptly surrender the previously held Letter of Credit to the issuer thereof, in accordance with the terms thereof for cancellation. If at any time there shall cease to be any Bonds Outstanding under this Indenture, or if the Letter of Credit expires in accordance with its terms, the Trustee shall promptly surrender the Letter of Credit to the issuer thereof, in accordance with the terms thereof, for cancellation. The Trustee shall comply with the procedures set forth in the Letter of Credit relating to the termination thereof.

         (e) Federal Income Tax Requirements Pertaining to Substitutions of Letters of Credit Upon Certain Mode Conversions. The CP Rate Mode, the Daily Rate Mode, the Weekly Rate Mode and each Adjustable Rate Period of one year or less shall be referred to as a "Short-Term Mode" and each Adjustable Rate Period of greater than one year's duration shall be referred to as a "Long-Term Mode." Upon any conversion or change from a Short-Term Mode to a Long-Term Mode or from a Long-Term Mode to a Short-Term Mode, if the Company then proposes to either (i) add a Letter of Credit where none was then in effect, (ii) terminate a Letter of Credit then in effect without replacing it with an Alternate Credit Facility or (iii) terminate an existing Letter of Credit and substitute an Alternate Credit Facility issued by a different Bank, the following shall apply:

                 (A) If the change or conversion is from a Long-Term Mode to a Short-Term Mode, the Bonds shall be supported by a Letter of Credit issued by an entity with the highest generic (i.e., without regard to "+" or "-" symbols) short-term rating on the effective date of such change or conversion by the Rating Agency then rating the Bonds.

                 (B) If the change or conversion is from a Short-Term Mode to an Adjustable Rate Period of greater than or equal to one but less than five years' duration, the Bonds shall be supported by a Letter of Credit issued by an entity with a "AA" long-term rating (or its equivalent) on the effective date of such change or conversion by the Rating Agency then rating the Bonds.

                 (C) If the change or conversion is from a Short-Term Mode to an Adjustable Rate Period of greater than or equal to five years' duration, the Bonds shall not be supported by any Letter of Credit for at least the duration of the Adjustable Rate Period to which the Bonds are being converted.

         Notwithstanding any of the foregoing provisions of this Section 5.03(d), the Bonds may or may not be supported by a Letter of Credit in contravention of such provisions if there is delivered to the Trustee prior to the date of any such change or conversion an opinion of Bond Counsel to the effect that the deviation from the provisions of this Section 5.03 will not adversely affect the exclusion from federal gross income of interest on the Bonds.

         Section 5.04.    Letter of Credit Draws and Bond Fund Moneys to Pay
Principal, Premium or Interest.   (a) On or before each Interest Payment Date,
redemption date, and date on which principal shall be due and payable on the Bonds, whether at maturity or upon acceleration, the Trustee shall draw under the Letter of Credit, (if then in effect) an amount which shall be sufficient for the purpose of paying the principal of, premium, if any (if the Letter of Credit then covers premium) and interest due and payable on the Bonds (other than Pledged Bonds and Company Bonds) on such payment date. Such drawing shall be made in a timely manner under the terms of the Letter of Credit in order that the Trustee may realize funds thereunder in sufficient time to pay Bondholders on the payment date as provided herein (and if the Bonds are then held in a Book-Entry System, to pay the Securities Depository in a timely manner as required by its rules and procedures). All amounts derived by the Trustee with respect to the Letter of Credit shall be deposited in the Letter of Credit Account of the Bond Fund upon receipt thereof by the Trustee, as provided in Section 5.03. If no Letter of Credit is then in effect, by 11:00 a.m. on any Interest Payment Date, redemption date, acceleration date, or the maturity date of the Bonds, as the case may be, the Trustee shall receive from the Company pursuant to Section 4.2(a) of the Agreement the full amount of principal of, premium, if any, and interest due on, the Bonds on that date.

         (b) The Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Letter of Credit Account of the Bond Fund to pay the principal of, premium, if any, and interest on, the Bonds as the same become due and payable; and, in the event of a default under the Letter of Credit, or at such time as no Letter of Credit secures the Bonds, to use all moneys then on deposit, first in the Available Moneys Account, and thereafter the Non-Available Moneys Account, of the Bond Fund to pay principal of, premium, if any, and interest on, the Bonds, which authorization and direction the Trustee hereby accepts. On any date on which moneys are to be disbursed from the Bond Fund pursuant to the preceding sentence, if moneys remain in the Bond Fund after such disbursement, such remaining moneys shall be disbursed to the Bank to the extent amounts are then owed to the Bank pursuant to the Reimbursement Agreement. The Trustee may rely on a certificate from the Bank which certifies the amounts owed under the Reimbursement Agreement at any time.

         Section 5.05.    Investment of Moneys.   Subject to the restrictions
hereinafter set forth in this Section 5.05 and in the Tax Agreement, any moneys held in the Non-Available Moneys Account of the Bond Fund and the Construction Fund shall be invested and reinvested by the Trustee upon the written instructions of the Company in Qualified Investments, maturing no later than the date on which it is estimated that such moneys will be required to be paid out hereunder. Moneys held in the Available Moneys Account of the Bond Fund shall be invested and reinvested solely in Government Obligations, maturing no later than the date on which such moneys will be required to be paid out hereunder. Moneys held in the Purchase Fund and the Letter of Credit Account and moneys held pursuant to Section 5.06 hereof shall not be invested. The Trustee may make any and all such investments through its own investment department, or through any of its affiliates or subsidiaries. The Trustee shall be entitled to rely on all written investment instructions provided by the Company hereunder, and shall have no duty to monitor the compliance thereof with the restrictions set forth in this Section 5.05 or in the Tax Agreement. The Trustee, when authorized by the Company, may trade with itself in the purchase and sale of securities for such investment. The Trustee shall not be responsible or liable for the performance of any such investments or for keeping the moneys held by it hereunder fully invested at all times other than in accordance with the instructions of the Company. Absent the provision of investment instructions hereunder, the Trustee shall not make any investment of the moneys held pursuant hereto; provided, however, that the Trustee shall notify the Company in the event any moneys are being held uninvested pursuant hereto. Any obligations acquired by the Trustee as a result of such investment or reinvestment shall be held by or under the control of the Trustee and shall be deemed to constitute a part of the Fund or Account from which the moneys used for its purchase were taken. All investment income shall be retained in the Fund or

Account to which the investment is credited from which such income is derived. Although the Issuer recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Issuer hereby agrees that confirmations of investments made by the Trustee pursuant to this Section 5.05 are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No such statement need by rendered pursuant to the provisions hereof if no activity occurred in the fund or account during such preceding month.

         Section 5.06.    Moneys to Be Held in Trust; Nonpresentment of Bonds.
(a) All moneys required to be deposited with or paid to the Trustee for the account of any Fund or Account under any provisions of this Indenture shall be held by the Trustee in trust, and, except for moneys deposited with or paid to the Trustee for redemption of Bonds, notice of the redemption for which has been duly given, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the security interest created hereby.

         (b) In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if Available Moneys sufficient to pay such Bond shall have been deposited in the Bond Fund, all liability of the Issuer to the owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys, without liability for interest thereon, for the benefit of the owner of such Bond who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond. Such moneys shall be held in a separate and segregated fund and shall not be invested.

         (c) Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds for at least two years after the date on which the same shall have become due shall then be paid by the Trustee to the Bank, upon the written direction of the Bank that amounts are due and owing the Bank under the Reimbursement Agreement, or in any other event, to the Company upon the written direction of the Company. Thereafter Bondholders shall be entitled to look only to the Company for payment, the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such moneys, and the Trustee shall have no further responsibilities with respect to such moneys.

         (d) The obligation of the Trustee under this Section to pay any such funds to the Company shall be subject, however, to any provisions of law applicable to the Trustee or to such funds providing other requirements for disposition of unclaimed property.

         Section 5.07.    Repayment from Indenture Funds.   Any amounts
remaining in any Fund or Account created under this Indenture, after payment, or provision for payment, in full of the Bonds in accordance with Article X hereof, the fees, charges and expenses of the Issuer, the Trustee, the Tender Agent, the Remarketing Agent and any co-trustee appointed hereunder, and all other amounts required to be paid hereunder or under the Agreement, and after and to the extent that the Company shall determine that the payment of such remaining amounts may be made without violation of the provisions of the Tax Agreement, shall be paid, upon the expiration of, or upon the sooner termination of, the terms of this Indenture, to the Bank to the extent money shall be owed to the Bank under the Reimbursement Agreement (as evidenced by written notice thereof given to the Trustee by the Bank) and, thereafter, to the Company.

         Section 5.08. Tax Covenants. The Issuer and the Trustee covenant with the Owners of the Bonds that, notwithstanding any other provision of this Indenture or any other instrument, they will not knowingly make any investment or other use of the proceeds of the Bonds or any other moneys held under this Indenture which would cause the Bonds to be "arbitrage bonds" under Section 148 of the Code or "federally guaranteed" obligations under Section 149(b) of the Code, and they further covenant that they will comply with all applicable requirements of Sections 103 and 141-150 of the Code (except that the Issuer and the Trustee shall be deemed to have complied with these requirements as long as they act on the written direction of the Company).

         Notwithstanding any other provision herein to the contrary, the Trustee shall be permitted to transfer moneys on deposit in any of the trust funds established hereunder (other than moneys representing remarketing proceeds or draws under the Letter of Credit to the extent needed to pay principal or purchase price of, premium, if any, or interest on the Bonds) to the Rebate Fund created under the Tax Agreement in accordance with the provisions of the Tax Agreement.

         Section 5.09. Construction Fund. There is hereby created and established with the Trustee a trust fund in the name of the Issuer to be designated "Counties of Warren and Washington Industrial Development Agency (Griffith Micro Science, Inc. Project), Series 1994--Construction Fund" (the "Construction Fund" ), which shall be expended in accordance with the provisions of the Agreement.

         Section 5.10. Payments into Construction Fund; Disbursements. Proceeds of the issuance and delivery of the Bonds shall be deposited in the Construction Fund as provided in Section 5.01 hereof. Moneys in the Construction Fund shall be expended on orders signed by an Authorized Company Representative stating with respect to each payment to be made:

                 (a)      The requisition number;

                 (b) The name and address of the person, firm or corporation to whom payment is due or has been made, which may include the Company;

                 (c)      The amount to be or which has been paid;

                 (d) That each obligation mentioned therein has been properly incurred, is a proper charge against the Construction Fund and has not been the basis of any previous requisition;

                 (e) That each item for which payment is proposed to be made is or was a part of the Project;

                 (f) That after taking into account the costs proposed to be paid or reimbursed in said certificate, at least 95% of the costs paid or reimbursed out of the Construction Fund are amounts which will be chargeable to the Project's capital account or which would be so chargeable either with a proper election by the Company under the Code or but for a proper election by the Company to deduct such amount and were incurred and paid, or are to be incurred and paid, subsequent to November 22, 1993;

                 (g) That after taking into account the costs proposed to be paid or reimbursed in said certificate, no more than $106,000 of the costs paid or reimbursed out of the Construction Fund are issuance costs within the meaning of the Code; and

                 (h)      That no Event of Default exists under the Agreement.

         The Trustee is hereby authorized and directed to make each disbursement required by the provisions of the Agreement and to issue its checks therefor. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom, and after the Project has been completed and a certificate of payment of all costs is or has been filed as contemplated by Section 5.11 hereof, the Trustee shall file a statement thereof with the Issuer and the Company.

         Section 5.11. Completion of Project. The completion of the Project and payment or provision made for payment of the full Cost of the Project shall be evidenced by the filing with the Trustee of a certificate required by the provisions of Section 3.4 of the Agreement. Any balance remaining in the Construction Fund on the Completion Date shall be used in accordance with said Section.

         Section 5.12. Transfer of Construction Fund. If the Company should prepay all amounts payable under Section 4.2(a) of the Agreement, any balance then remaining in the Construction Fund shall without further authorization be deposited in the Bond Fund by the Trustee.

         Section 5.13. Custody of Funds and Accounts. Except as otherwise expressly provided herein, all Funds and Accounts created pursuant to this Indenture and held by the Trustee shall be held in trust, in the name of the Issuer, for the benefit of the Bondholders and, to the extent of amounts owed by the Company to the Bank under the Reimbursement Agreement, the Bank.

                                   ARTICLE VI

                             DEFAULTS AND REMEDIES

         Section 6.01.    Events of DeFault.   Each of the following shall
constitute, and is referred to in this Indenture as, an "Event of Default":

                 (a)      a default in the payment when due of interest on any
         Bond:

                 (b) a default in the payment of principal of, or premium, if any, on any Bond when due, whether at maturity, upon acceleration or redemption, or otherwise;

                 (c) a default in the payment when due of the purchase price of any Bond required to be purchased pursuant to Section 2.03 or
         Section 2.04;

                 (d) the Issuer fails to perform in any material respect any of its agreements in this Indenture or the Bonds (except a failure that results in an Event of Default under clause (a), (b) or (c) above), and which failure continues after the giving of the notice of default and the expiration of the grace period specified in this Section;

                 (e) The Company fails to perform in any material respect any of its agreements in the Agreement or the Guaranty (except a failure that results in an Event of Default under clause (a), (b) or
         (c) of this Section), and the failure continues after the notice and for the period specified in this Section.

                 (f) The Company pursuant to or within the meaning of any Bankruptcy Law (as defined below) (1) commences a voluntary case, (2) consents to the entry of an order for relief against it in an involuntary case, (3) consents to the appointment of a Custodian (as defined below) for the Company or any substantial part of its property or (4) makes a general assignment for the benefit of its creditors.

                 (g) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (1) is for relief against the Company in an involuntary case, (2) appoints a Custodian for the Company or any substantial part of its property or (3) orders the winding up or liquidation of the Company, and the decree or order remains unstayed and in effect for 90 days.

                 (h) the Trustee receives written notice from the Bank that a "default" or "event of default" has occurred and is continuing under the Reimbursement Agreement and directing the Trustee to accelerate the Bonds pursuant to Section 6.02 hereof.

                 (i) the Trustee receives written notice from the Bank on or before the date or dates specified in the Letter of Credit following a drawing on the Letter of Credit to pay interest on the Bonds that it will not reinstate its Letter of Credit in the amount of the said interest drawing.

         "Bankruptcy Law" means Title 11 of the United States Code or any similar Federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee. liquidator, custodian or similar official under any Bankruptcy Law.

         A default under clause (d) or (e) of this Section is not an Event of Default until the Trustee or the holders of at least a majority in principal amount of the Bonds then outstanding give the Issuer and the Company a notice specifying the default, demanding that it be remedied and stating that the notice is a "Notice of Default," and the Issuer or the Company (if the default is under clause (d)) or the Company (if the default is under clause (e)) does not cure the default within 60 days after receipt of the notice, or within such longer period as to which the Trustee shall agree. The Trustee shall not unreasonably refuse to agree to a longer cure period if the default can be cured but cannot reasonably be cured within 60 days after receipt of the notice and the Issuer or the Company has demonstrated to the Trustee that it has begun within 60 days and continued diligent efforts to cure the default. The Issuer authorizes the Company to perform, in the name and on behalf of the Issuer and for the purpose of preventing the occurrence of an Event of Default, any agreement of the Issuer in this Indenture or the Bonds.

         Section 6.02.    Acceleration.   If an Event of Default under clause
(h) or (i) of the foregoing Section occurs, the principal and accrued interest to the date of acceleration on the Bonds shall become due and payable immediately. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuer and the Company, or the holders of at least a majority in principal amount of the Bonds then Outstanding by notice to the Issuer, the Company and the Trustee, may declare the principal of and accrued interest on the Bonds to be due and payable immediately. If a Letter of Credit is in effect, and (a) the Event of Default is not under clause (h) or (i) of the foregoing Section, (b) the Event of Default is not the result of a failure by the Bank to honor a draw on the Letter of Credit and (c) the Trustee believes that failure to draw immediately on the Letter of Credit is not likely to prejudice the Bondholders' interest, the Trustee will not declare the Bonds to be due and payable without first obtaining the Bank's consent. Upon the principal of and accrued interest on the Bonds becoming due and payable as provided in this Section, the Trustee shall immediately draw on the Letter of Credit, if any, to pay the principal of and accrued interest on the Bonds. The Trustee shall immediately give notice of acceleration to the Bondholders. Interest on the Bonds shall cease to accrue, and the principal of and accrued and unpaid interest on the Bonds shall, without further action, become immediately due and payable, on the date of acceleration.

         The Trustee may, and upon the request of holders of a majority in principal amount of the Bonds then outstanding shall, rescind an acceleration and its consequences if (a) all existing Events of Default have been cured or waived, (b) the rescission would not conflict with any judgment or decree, (c) all payments due the Trustee and any predecessor Trustee under Section 7.06 have been made and (d) when a Letter of Credit is in effect, the Bank consents in writing and the Trustee receives written notice from the Bank that the Letter of Credit has been reinstated up to the full amount available under it immediately prior to such Event of Default (which will, in all events, include Adequate Interest Coverage).

         Section 6.03.    Other Remedies.   (a) If an Event of Default occurs
and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the principal of or interest on the Bonds or to enforce the performance of any provision of the Bonds, this Indenture, the Agreement, the Guaranty and the Letter of Credit including, without limitation, the exercise of any remedy granted to it in the Agreement.

         (b) The Trustee may maintain a proceeding even if it does not possess any of the Bonds or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Bondholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         (c) During any period the Bonds are secured by the Letter of Credit and draws thereunder have been duly honored by the Bank in accordance with the terms and provisions of the Letter of Credit, all remedies pursued by the Trustee upon the occurrence of an Event of Default (other than draws upon the Letter of Credit) shall be taken only with the prior consent of the Bank.

         (d) No order or decree of specific performance with respect to any of the obligations of the Issuer hereunder or under the Agreement, the Offering Agreement or the Tax Agreement shall be sought or enforced against the Issuer unless (1) the party seeking such order or decree shall first have requested the Issuer in writing to take the action sought in such order or decree of specific performance, and ten (10) days shall have elapsed from the date of receipt of such request, and the Issuer shall have refused to comply with such request (or if compliance therewith would reasonably be expected to take longer than ten (10) days shall have failed to institute and diligently pursue action to cause compliance with such request) or failed to respond within such notice period, (2) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall have placed in an account with the Issuer an amount or undertaking sufficient to cover such reasonable fees and expenses, and (3) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it or any of its members, officers, agents (other than the Company) or employees shall be subject to potential liability, the party seeking such order or decree shall (i) agree to indemnify and hold harmless the Issuer and its members, officers, agents (other than the Company) and employees against any liability incurred as a result of its compliance with such demand, and (ii) if requested by the Issuer shall furnish to the Issuer satisfactory security to protect the Issuer and its members, officers, agents and employees against all liability expected to be incurred as a result of compliance with such request.

         Section 6.04.    Waiver of Past Defaults.   The holders of a majority
in principal amount of the Bonds then outstanding, together with the Bank, by written notice to the Trustee, may waive an existing Event of Default and its consequences if the Letter of Credit is reinstated up to the full amount available under it immediately prior to such Event of Default. When an Event of Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent to it.

         Section 6.05. Control by Majority. The holders of a majority in principal amount of the Bonds then Outstanding may (with the consent of the Bank) direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Bondholders, or would involve the Trustee in personal liability or would involve an expense or liability unless the Trustee is indemnified, it being understood that (subject to Section 7.01), the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

         Section 6.06. Limitation on Suits. A Bondholder may not pursue any remedy with respect to this Indenture or the Bonds unless (a) the holder gives the Trustee notice stating that an Event of Default is continuing, (b) the holders of at least 25% in principal amount of the Bonds then outstanding make a written request to the Trustee to pursue the remedy, (c) such holder or holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense and (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity.

         A Bondholder may not use this Indenture to prejudice the rights of another Bondholder or to obtain a preference or priority over the other Bondholders.

         Section 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any holder to receive payment of principal of and interest on a Bond, on or after the due dates expressed in the Bond, or the purchase price of a Bond on or after the date for its purchase as provided in the Bond, or to bring suit for the enforcement of any such payment on or after such dates, shall not be impaired or affected without the consent of the holder.

         Section 6.08. Collection Suit by Trustee. If an Event of Default under Section 6.01 (a), (b) or (c) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Bank for the whole amount remaining unpaid.

         Section 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Bondholders allowed in any judicial proceedings relative to the Company or the Bank, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the holders in any election of a trustee in bankruptcy or other person performing similar functions.

         Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

         FIRST: To the Trustee and the Tender Agent for amounts to which they are entitled under Section 7.06 hereof or Section 4.3 of the Agreement, but the Trustee may not pay itself or the Tender Agent from money drawn under. the Letter of Credit, from the proceeds of the remarketing of any Bonds or from amounts held by the Trustee pursuant to Article X or Section 5.06(b).

         SECOND: To Bondholders for amounts due and unpaid on the Bonds for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Bonds for principal and interest, respectively.

         THIRD: To the Bank to the extent the Bank certifies to the Trustee that the Company is indebted to the Bank on account of draws under the Letter of Credit or any other amounts due and payable to the Bank under the Reimbursement Agreement.

         FOURTH:  To the Company.

         The Trustee may fix a payment date for any payment to the Bondholders in accordance with this Section.

                                  ARTICLE VII

                  TRUSTEE, REMARKETING AGENT AND TENDER AGENT

         Section 7.01. Duties of Trustee. (a) Prior to the occurrence of an Event of Default, the Trustee shall have no liability for any action or omission in the performance of its duties hereunder, except in the case of negligence or willful misconduct on the part of the Trustee. During the existence of an Event of Default, the Trustee shall exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)     Except during the continuance of an Event of Default,

                 (i) the Trustee shall be required to perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations should be read into this Indenture against the Trustee, and

                 (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                 (i)      this paragraph does not limit the effect of paragraph
         (b) of this Section,

                 (ii) the Trustee shall not be liable for any error of judgment made in good faith by any employee of the Trustee assigned by the Trustee to administer its corporate trust matters (a "Responsible Officer"), unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05; and

                 (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to all the paragraphs of this Section.

         (e) Before taking any action under this Indenture relating to an event of default or in connection with its duties under this Indenture other than making payments of principal and interest on the Bonds as they become due, drawing on the Letter of Credit or causing an acceleration of the Bonds whenever required by the Indenture, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, including, but not limited to, any liability arising directly or indirectly under any federal, state or local statute, rule, law or ordinance related to the protection of the environment or hazardous substances and except liability which is adjudicated to have resulted from its negligence or willful default in connection with any action so taken.

         (f) The Trustee shall not be liable for interest on any cash held by it except as the Trustee may agree in writing with the Company or the Issuer with the consent of the Company.

         (g) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, and shall be entitled to advice of counsel concerning all matters or trusts hereof and duties hereunder, and may in all cases pay such reasonable compensation to any attorney, agent, receiver or employee retained or employed by it in connection herewith. The Trustee may act upon the opinion or advice of an attorney, surveyor, engineer or accountant selected by it in the exercise of reasonable care or, if selected or retained by the Issuer, approved by the Trustee in the exercise of such care. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction based on its good faith reliance upon such opinion or advice.

         (h) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default.

         (i) At any and all reasonable times, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right fully to inspect any and all books, papers and records of the Issuer pertaining to the Bonds, and to take such memoranda from and in regard thereto as may be desired.

         (j) The Trustee may (but shall be under no duty to) require of the Issuer and the Company full information and advice as to the performance of the covenants, conditions and agreements in the Agreement. The Trustee shall have no obligation to perform any of the duties of the Issuer under the Agreement.

         Section 7.02.    Rights of Trustee.  Subject to the foregoing Section:

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require a certificate of an appropriate officer or officers of the Issuer or the Company or an opinion of counsel; provided that it may not require such a certificate as a condition to declaring the principal of and interest on the Bonds to be due immediately under Section 6.02 or to drawing on the Letter of Credit or to making any payment on the Bonds. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion of counsel.

         Section 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or with the Company or its affiliates with the same rights it would have if it were not trustee. Any paying agent may do the same with like rights.

         Section 7.04. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Bonds, it shall not be accountable for the Company's use of the proceeds from the Bonds paid to the Company, and it shall not be responsible for any statement in the Bonds other than its certificate of authentication.

         Section 7.05. Notice of Defaults. (a) If an event occurs which with the giving of notice or lapse of time or both would be an Event of Default, and if the event is continuing and if it is known to the Trustee, the Trustee shall mail to each Bondholder and the Bank notice of the event within 30 days after it occurs. Except in the case of a default in payment or purchase on any Bonds, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers (as defined in Section 7.01(c)) in good faith determines that withholding the notice is in the interests of Bondholders.

         (b) The Trustee shall not be required to take notice or be deemed to have notice of any default or Event of Default hereunder, or in any other document or instrument executed in connection with the execution and delivery of the Bonds, except an Event of Default under Section 6.01(a), (b), (c), (h) or (i) hereof, unless the Trustee shall be specifically notified in writing of such default or Event of Default by the Issuer, the Tender Agent, the Bank, the Company or the Owners of at least 25% in aggregate principal amount of the Bonds then Outstanding. All notices or other instruments required by this Indenture to be delivered to the Trustee shall be delivered at the principal corporate trust office of the Trustee and, in the absence of such notice so delivered, the Trustee may conclusively assume there is no default except as aforesaid.

         Section 7.06. Compensation and Indemnity of Trustee. For acting under this Indenture, the Trustee shall be entitled to payment of reasonable fees for its services and reimbursement of advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee in connection with its services under this Indenture.

         To secure the payment or reimbursement to the Trustee provided for in this Section, the Trustee shall have a senior claim, to which the Bonds are made subordinate, on all money or property held or collected by the Trustee, except that held under Article X or otherwise held in trust to pay principal of and interest on particular Bonds and except amounts drawn under the Letter of Credit or remarketing proceeds held by the Trustee or Tender Agent hereunder.

         The Company has agreed in the Agreement to indemnify the Trustee for, and to hold it harmless against, certain losses, liabilities and expenses incurred by the Trustee.

         Section 7.07. Eligibility of Trustee. The Trustee shall be a bank or trust company organized and doing business under the laws of the United States or any state or the District of Columbia, authorized under such laws to exercise corporate trust powers, is subject to supervision or examination by United States, state or District of Columbia authority. Any successor Trustee must be an institution rated at least "Baa3" by Moody's Investors Service (or Moody's Investors Service shall have provided written evidence that such successor Trustee is otherwise acceptable to Moody's Investors Service) if the Bonds are then rated by Moody's Investors Service, and at least "BBB-" or "A-3" by S&P (or S&P shall have provided written evidence that such successor Trustee is otherwise acceptable to S&P) if the Bonds are then rated by S&P, and authorized by law to perform all the duties imposed upon it as Trustee by this Indenture.

         Section 7.08. Replacement of Trustee. The Trustee may resign by notifying the Issuer and the Company. The holders of a majority in principal amount of the Bonds then Outstanding may remove the Trustee by notifying the removed Trustee and may appoint a successor Trustee with the Issuer's, the Bank's and the Company's prior written consent. If no Event of Default shall have occurred and be continuing, the Company may cause the Trustee to be removed, with the consent of the Remarketing Agent, by giving notice to the Issuer and the Bank requesting the Issuer to remove and replace the Trustee. In addition, the Issuer shall, at the direction of the Company, remove the Trustee if (a) the Trustee fails to comply with Section 7.07 hereof, (b) the Trustee is adjudged a bankrupt or an insolvent, (c) a receiver or other public officer takes charge of the Trustee or its property or (d) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed in the office of Trustee for any reason, the Issuer, with the prior written consent of the Bank and the Company, shall promptly appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Immediately thereafter, the retiring Trustee shall transfer all property (including the Letter of Credit) held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall then (but only then) become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the Company, the Bank or the holders of a majority in principal amount of the Bonds then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with the foregoing Section, any Bondholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Section 7.09. Duties of Remarketing Agent. The Remarketing Agent will determine the interest rate on the Bonds as provided in this Indenture as the designee of the Issuer. The Remarketing Agent will remarket Bonds as provided in this Indenture as the designee of the Company. The Remarketing Agent may for its own account or as broker or agent for others deal in Bonds and may do anything any other Bondholder may do to the same extent as if the Remarketing Agent were not serving as such.

         Section 7.10. Eligibility of Remarketing Agent; Replacement. The initial Remarketing Agent shall be The First National Bank of Chicago, Chicago Illinois (or if a transfer is effected pursuant to Section 10 of the Remarketing Agreement, First Chicago Capital Markets, Inc.) Any successor Remarketing Agent must be an institution rated at least "Baa3" by Moody's Investors Service (or Moody's Investors Service shall have provided written evidence that such successor Remarketing Agent is otherwise acceptable to Moody's Investors Service) if the Bonds are then fated by Moody's Investors Service, and at least "BBB" or "A-3" by S&P (or S&P shall have provided written evidence that such successor Remarketing Agent is otherwise acceptable to S&P) if the Bonds are then rated by S&P, and authorized by law to perform all the duties imposed upon it by this Indenture.

         The Remarketing Agent may at any time resign from its duties under this Indenture by giving at least 30 days' written notice to the Issuer, the Company, the Bank, the Tender Agent and the Trustee. The Trustee shall mail a copy of such notice by certified mail to each of the Bond Owners. A Remarketing Agent may be removed at any time at the direction of the Issuer and the Company by an instrument signed by the Issuer and the Company and filed at least 30 days prior to such removal with the Remarketing Agent, the Bank and the Trustee. No removal or resignation hereunder shall become effective prior to the acceptance of appointment of a successor Remarketing Agent hereunder. Appointment of a successor Remarketing Agent shall be subject to the written consent of the Bank, which shall not be unreasonably withheld.

         While the Bonds are in a Book-Entry System, the Remarketing Agent shall serve as the Participant on behalf of all of the Beneficial Owners of the Bonds.

         Section 7.11. Tender Agent. (a) During any period the Bonds shall not be in a BookEntry System, the Company shall appoint a Tender Agent for the Bonds, who shall be satisfactory to the Trustee and the Remarketing Agent and who, upon acceptance of its duties, will perform the obligations of the Tender Agent set forth in this Indenture. Any Tender Agent must be an institution rated at least "Baa3" by Moody's Investors Service (or Moody's Investors Service shall have provided written evidence that such successor Tender Agent is otherwise acceptable to Moody's Investors Service) if the Bonds are then rated by Moody's Investors Service, and at least "BBB" or "A-3" by S&P (or S&P shall have provided written evidence that such successor Tender Agent is otherwise acceptable to S&P) if the Bonds are then rated by S&P, and authorized by law to perform all the duties imposed upon it as Tender Agent by this

Indenture. The initial Tender Agent and any successor Tender Agent shall accept its duties hereunder by a written certificate or tender agent agreement delivered to the Trustee, which certificate or agreement shall designate the Principal Office of the Tender Agent.

         (b) The Tender Agent may at any time resign by giving thirty (30) days' notice to the Issuer, the Trustee, the Company, the Bank and the Remarketing Agent. Promptly upon the receipt of such notice, the Trustee shall mail copies thereof to each registered Owner of the Bonds. No such resignation shall be effective until a successor Tender Agent has been appointed.

         (c) The Tender Agent may he removed at any time by an instrument in writing delivered to the Trustee and the Tender Agent by the Company, with the prior written approval of the Bank. In no event, however, shall any removal of the Tender Agent take effect until a successor Tender Agent shall have been appointed.

         (d) The Tender Agent shall have an office in the City of New York, New York. Written notice of the appointment of a Tender Agent shall immediately be given by the Trustee to the Issuer and to the Bondholders. If
(i) no successor to a Tender Agent has accepted appointment in the manner provided above within 30 days after the Tender Agent has given notice of its resignation as provided above, or (ii) no initial Tender Agent shall have been appointed at such time as the Bonds no longer are held in the Book-Entry System, the Trustee shall serve as Tender Agent or shall appoint an agent located in New York, New York to act in its stead.

         Section 7.12. Successor Trustee, Remarketing Agent or Tender Agent by Merger. If the Trustee, the Tender Agent or the Remarketing Agent consolidates with, merges or converts into, or transfers all or substantially all its assets (or, in the case of a bank or trust corporation, its corporate trust assets) to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if otherwise eligible to serve hereunder, be the successor Trustee, Tender Agent or Remarketing Agent.

                                  ARTICLE VIII

                            SUPPLEMENTAL INDENTURES

         Section 8.01. Without Consent of Bondholders. The Issuer and the Trustee may amend or supplement this Indenture or the Bonds without notice to or consent of any Bondholder:

                 (a) to cure any ambiguity, inconsistency or formal defect or omission;

                 (b) to grant to the Trustee for the benefit of the Bondholders additional rights, remedies, powers or authority;

                 (c) to subject to this Indenture additional collateral or to add other agreements of the Issuer;

                 (d) to modify this Indenture or the Bonds to permit qualification under the Trust Indenture Act of 1939 or any similar Federal statute at the time in effect, or to permit the qualification of the Bonds for sale under the securities laws of any state of the United States;

                 (e) to evidence the succession of a new Trustee or the appointment by the Trustee or the Issuer of a co-trustee;

                 (f) to make any change that does not materially adversely affect the rights of any Bondholder;

                 (g)      to facilitate the use of the Book-Entry System;

                 (h) to facilitate the substitution of an Alternate Credit Facility which is not an irrevocable letter of credit, but without modifying the payment terms of the Bonds; or

                 (i) to facilitate the transfer of Bonds when the Bonds are in the CP Rate Mode, but not in the Book-Entry System.

         Section 8.02. With Consent of Bondholders. If an amendment of or supplement to this Indenture or the Bonds without any consent of Bondholders is not permitted by the preceding Section, the Issuer and the Trustee may enter into such amendment or supplement with the consent of the holders of at least a majority in principal amount of the Bonds then Outstanding. However, without the consent of each Bondholder affected, no amendment or supplement may (a) extend the maturity of the principal of, or the due date of interest on, any Bond, (b) reduce the principal amount of, or rate of interest on, any Bond, (c) effect a privilege or priority of any Bond or Bonds over any other Bond or Bonds, (d) reduce the percentage of the principal amount the Bonds required for consent to such amendment or supplement, (e) impair the excludability from gross income for federal income tax purposes of interest on any Bond, (f) eliminate the holders' rights to demand that their Bonds be purchased, or any mandatory tender or redemption of the Bonds, (g) extend the due date for the purchase of Bonds tendered by the holders thereof or call for mandatory tender or redemption or reduce the purchase or redemption price of such Bonds, (h) create a lien ranking prior to or on a parity with the lien of this Indenture on the property described in the Granting Clause of this Indenture not otherwise provided for herein or (i) deprive any Bondholder of the lien created by this Indenture on such property. In addition, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to
Article X for the payment of the Bonds and the Bonds shall not have in fact been actually paid in full, no amendment to the provisions of that Article shall be made without the consent of the holders of each of the Bonds affected.

         Section 8.03. Effect of Consents. After an amendment or supplement becomes effective, it will bind every Bondholder unless it makes a change described in any of the lettered clauses of the preceding Section. In that case, the amendment or supplement will bind each Bondholder who consented to it and each subsequent holder of a Bond or portion of a Bond evidencing the same debt as the consenting holder's Bond.

         Section 8.04. Notation on or Exchange of Bonds. If an amendment or supplement changes the terms of a Bond, the Trustee may require the holder to deliver it to the Trustee. The Trustee may place an appropriate notation on the Bond about the changed terms and return it to the holder. Alternatively, if the Trustee, the Issuer and the Company determine, the Issuer in exchange for the Bond will issue and the Trustee will authenticate a new Bond that reflects the changed terms.

         Section 8.05. Execution and Delivery by Trustee of Amendments and Supplements. The Trustee shall execute and deliver any amendment or supplement to the Indenture or the Bonds authorized by this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing an amendment or supplement, the Trustee will be entitled to receive and (subject to Section 7.01) will be fully protected in relying on an opinion of Bond Counsel stating that such amendment or supplement is authorized by this Indenture.

         Section 8.06. Company and Bank Consent Required. Any amendment or supplement to this Indenture or the Bonds shall not become effective unless the Company and the Bank shall deliver to the Trustee their written consents to the amendment or supplement. The Company shall be deemed to have consented if it shall fail to deliver a written objection to the Trustee within 30 days after receipt by the Company of a proposed form of an amendment or supplement.

         Section 8.07. Notice to Bondholders. The Trustee shall cause notice of the execution of each supplement or amendment to this Indenture or the Agreement to be mailed to the Bondholders. The notice shall, at the option of the Trustee, either (a) briefly state the nature of the amendment or supplement and that copies of it are on file with the Trustee for inspection by Bondholders or (b) enclose a copy of such amendment or supplement.

                                   ARTICLE IX

              AMENDMENT OF AGREEMENT, GUARANTY OR LETTER OF CREDIT

         Section 9.01. Without Consent of Bondholders. The Issuer may enter into, and the Trustee may consent to, any amendment of or supplement to the Agreement, and the Trustee may enter into any amendment of or supplement to the Guaranty, without notice to or consent of any Bondholder, if the amendment or supplement is (a) required or permitted by the provisions of the Agreement, the Guaranty or this Indenture, (b) to cure any ambiguity, inconsistency or formal defect or omission, (c) in connection with any authorized amendment of or supplement to this Indenture, (d) to make any change that does not materially adversely affect the rights of any Bondholder, (e) to amend the description of the Project, provided the Trustee is provided an opinion of Bond Counsel to the effect that such amendment will not adversely affect the excludability from gross income of interest on the Bonds for Federal income tax purposes, or (f) to facilitate the substitution of an Alternate Credit Facility which is not an irrevocable letter of credit, but without modifying the payment terms of the Bonds.

         Section 9.02. With Consent of Bondholders. If an amendment of or supplement to the Agreement or the Guaranty without any consent of Bondholders is not permitted by the foregoing Section, the Issuer may enter into, and the Trustee may consent to, such amendment or supplement (or in the case of the Guaranty, the Trustee may enter into such amendment or supplement) with the consent of the holders of at least a majority in principal amount of the Bonds then Outstanding. However, without the consent of each Bondholder affected, no amendment or supplement may result in anything described in the lettered clauses of Section 8.02.

         Section 9.03. Bank Consent Required. Any amendment or supplement to the Agreement or the Guaranty authorized by this Article shall not become effective unless the Bank delivers to the Trustee its written consent to the amendment or supplement.

         Section 9.04. Modifications of Letter of Credit. No Letter of Credit may be modified without the prior written consent of 100% of the holders of the Bonds, except to (a) correct any formal defects therein, (b) effect transfers thereof, (c) effect extensions thereof, (d) effect reductions and reinstatements thereof in accordance with the terms of the Letter of Credit,
(e) increase the stated amount thereof, (f) effect any change which does not have a material adverse effect upon the interests of the Bondholders, or (g) make any amendment to be effective from and after a mandatory tender date. Pursuant to this Indenture however, the Company has the right to obtain an Alternate Credit Facility, subject to the requirements set forth therein without the consent of the Bondholders.

         Section 9.05. Release of Guaranty. In connection with an assignment described in Section 8.1 of the Agreement, the Trustee shall release the Company from its obligations under the Guaranty if so directed in writing by the Company. In such event, the Bonds shall be subject to mandatory tender pursuant to Section 2.04(f) hereof and the Trustee shall give the notice to Bondholders described in said Section 2.04. No consent of the Bondholders or the Bank and no notice to the Bondholders or the Bank other than that referenced above or in connection with the mandatory tender of Bonds shall be required to be obtained or given in connection with such release. Notwithstanding the foregoing, no such release shall then be permitted if (a) the Bonds are then in the CP Rate Mode, or (b) if the Bonds are then in an Adjustable Rate Period of greater than one year's duration, unless the release occurs on a date on which the Bonds may be optionally redeemed pursuant to the Indenture and the mandatory tender price payable upon the mandatory tender of Bonds as a result of such release includes a premium equal to the redemption premium at that time payable pursuant to the optional redemption provisions of the Indenture.

                                   ARTICLE X

                             DISCHARGE OF INDENTURE

         Section 10.01. Bonds Deemed Paid; Discharge of Indenture. Any Bond will be deemed paid for all purposes of this Indenture when (a) payment of the principal of and interest on the Bond to the due date of such principal and interest (whether at maturity, upon redemption or otherwise) either (i) has been made in accordance with the terms of the Bond or (ii) has been provided for by depositing with the Trustee Available Moneys sufficient to make such payment and/or Government Obligations (purchased with Available Moneys) maturing as to principal and interest in such amounts and at such times as will, in the opinion of an independent certified public accountant delivered to the Trustee, ensure the availability of sufficient moneys to make such payment, and (b) all compensation and expenses of the Trustee pertaining to each Bond in respect of which such deposit is made have been paid or provided for to the Trustee's satisfaction. When a Bond is deemed paid, it will no longer be secured by or entitled to the benefits of this Indenture or be an obligation of the Issuer, except for payment from moneys or Government Obligations under clause (a)(ii) above.

         Notwithstanding the foregoing, no deposit under clause (a)(ii) of the first paragraph of this Section shall be deemed a payment of a Bond until the Company has furnished the Trustee an opinion of Bond Counsel stating that the deposit of such cash or Government Obligations will not cause the Bonds, or any portion thereof, to become "arbitrage bonds" within the meaning of Section 148 of the Code and (A) notice of redemption of the Bond is given in accordance with this Indenture or, if the Bond is not to be redeemed or paid within the next 60 days, until the Company has given the Trustee, in form satisfactory to the Trustee irrevocable instructions (1) to notify, as soon as practicable, the holder of the Bond, in accordance with this Indenture, that the deposit required by clause (a)(ii) above has been made with the Trustee and that the Bond is deemed to be paid under this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of the Bond, and, if the Bond is to be redeemed rather than paid at maturity, (2) to give notice of redemption as provided herein for such Bond or
(B) the maturity of the Bond. In addition, notwithstanding the foregoing, if the Bonds are then in the Daily Rate Mode or the Weekly Rate Mode, no deposit under clause (a)(ii) of the first paragraph of this Section shall be deemed a payment of a Bond unless the Trustee receives written evidence from the Rating Agency that such deposit would not result in a reduction or withdrawal of the ratings then maintained on the Bonds.

         When all outstanding Bonds are deemed paid under the foregoing provision of this Section, the Letter of Credit has been surrendered to the Bank for cancellation and all amounts due and payable to the Bank under the Reimbursement Agreement have been paid in full, the Trustee will upon request acknowledge the discharge of the lien of this Indenture as to the Bonds, provided, however, that the obligations under Article II in respect of the optional tender rights of the Owners of the Bonds and the transfer, exchange, registration, discharge from registration and replacement of Bonds shall survive the discharge of the lien of the Indenture.

         The Trustee shall provide each Rating Agency then rating the Bonds with at least 10 days prior notice of any advance defeasance of the Bonds, together with a copy of the opinion of independent certified public accountant described in the first paragraph of this Section and any opinion of counsel delivered if Available Moneys described in clause (c) of the definition thereof are used to effect the defeasance. The Trustee shall notify each Bondholder of the advance defeasance of the Bonds, within 10 days after such defeasance.

         Section 10.02. Application of Trust Money. The Trustee shall hold in trust moneys or Governmental Obligations deposited with it pursuant to the preceding Section and shall apply the deposited money and the money from the Governmental Obligations in accordance with this Indenture only to the payment of principal of and interest on the Bonds and to the payment of the purchase price of Bonds demanded to be purchased by holders.

         Section 10.03. Repayment to Bank and Company. At such time as no Bonds remain unpaid within the meaning of Section 10.01, the Trustee shall promptly pay first to the Bank (to the extent the Bank certifies to the Trustee that the Company is indebted to it for amounts owed under the Reimbursement Agreement) and then to the Company upon request (i) any excess money or securities held by the Trustee at any time under this Article and (ii) any money held by the Trustee under any provision of this Indenture for the payment of principal or interest or for the purchase of Bonds that remains unclaimed for two years.

                                   ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01. Bondholders' Consent. Any consent or other instrument required by this Indenture to be signed by Bondholders may be in any number of counterpart documents and may be signed by a Bondholder or by the holder's agent appointed in writing. Proof of the execution of such instrument or of the instrument appointing an agent and of the ownership of Bonds, if made in the following manner, shall be conclusive for any purposes of this Indenture with regard to any action taken by the Trustee or the Tender Agent under the instrument:

         (a) The fact and date of a person's signing an instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within that jurisdiction that the person signing the writing acknowledged before the officer the execution of the writing, or by an affidavit of any witness to the signing.

         (b) The fact of ownership of Bonds, the amount or amounts, numbers and other identification of such Bonds and the date of holding shall be proved by the registration books kept pursuant to this Indenture.

         In determining whether the holders of the required principal amount of Bonds outstanding have taken any action under this Indenture (and solely for such purposes), Bonds owned by the Company or any person controlling, controlled by or under common control with the Company shall be disregarded and deemed not to be outstanding, unless the Company shall be the Owner of 100% of the Bonds. In determining whether the Trustee and the Tender Agent shall be protected in relying on any such action, only Bonds which the Trustee knows to be so owned shall be disregarded.

         Any consent or other instrument shall be irrevocable and shall bind any subsequent owner of such Bond or any Bond delivered in substitution therefor.

         Section 11.02. Limitation of Rights; Rights of Bank. Nothing expressed or implied in this Indenture or the Bonds shall give any person other than the Trustee, the Tender Agent, the Issuer, the Bank, the Company, the Remarketing Agent and the Bondholders any right, remedy or claim under or with respect to this Indenture.

         Notwithstanding any other provision of this Indenture to the contrary, all rights of the Bank hereunder shall only be in effect when (a) either the Letter of Credit is in effect or amounts are due and payable by the Company to the Bank under the Reimbursement Agreement, and (b) the Bank is not in default on any of its obligations to pay drawings under the Letter of Credit submitted in conformity with the terms of the Letter of Credit.

         Section 11.03. No Personal Liability of Issuer. The obligations and agreements of the Issuer contained herein, in the Bonds and in the Agreement, the Offering Agreement and the Tax Agreement and in any other instrument or document executed in connection herewith or therewith, and any other instrument or document supplemental hereto or thereto, shall be deemed the obligations and agreements of the Issuer, and not of any member, officer, agent (other than the Company) or employee of the Issuer in his individual capacity, and the members, officers, agents (other than the Company) and employees of the Issuer shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby.

         Section 11.04. Severability. If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

         Section 11.05. Notices. Except as otherwise provided in this Indenture, all notices, hereunder shall be sufficiently given and shall be deemed given when personally delivered or mailed by certified mail, postage prepaid, or when sent by tested telecopy (receipt confirmed by telephone) or telegram, addressed as follows:

         If to the Issuer:

                 Counties of Warren and Washington
                    Industrial Development Agency
                 111 River Street
                 Hudson Falls, New York 12839
                 Attention: Chairman

         If to the Trustee:

                 Harris Trust and Savings Bank
                 311 W.  Monroe Street, 12th Floor
                 Chicago, Illinois 60606
                 Attention: Corporate Trust Group

         If to the Tender Agent:

                 At its address specified in the certificate delivered by the Tender Agent in which it assumes its duties hereunder.

         If to the Company:

                 Griffith Micro Science, Inc.
                 745 McClintock Drive
                 Suite 340
                 Burr Ridge, Illinois 60521
                 Attention: Director of Finance

         With a copy to:

                 Griffith Laboratories, Inc.
                 One Griffith Center
                 Alsip, Illinois 60658-3495
                 Attention: Treasurer

         If to the Bank:

                 The First National Bank of Chicago
                 One First National Plaza
                 Suite 0088
                 Chicago, Illinois 60670-0088
                 Attention: _______________________

         If to the Remarketing Agent:

                 The First National Bank of Chicago
                 One First National Plaza
                 Suite 0862
                 Chicago, Illinois 60670
                 Attention: Public Finance Department

         With a copy to its Principal Office at:

                 The First National Bank of Chicago
                 One First National Plaza
                 Suite 0463
                 Chicago, Illinois 60670
                 Attention: Municipal Bond Department/Short-Term Trading

         If to the Owner of any Bond:

                 The address of such Owner as reflected on the registration books maintained by the Trustee.

         If to a Rating Agency, as applicable:

                 Moody's Investors Service
                 99 Church Street
                 New York, New York 10007
                 Attention: Structured Finance

                 Standard & Poor's Ratings Group
                 25 Broadway
                 New York, New York 10004
                 Attention: Letter of Credit Surveillance Group/Bonds

A duplicate copy of each notice given hereunder by either party hereto shall be given to the Bank, the Tender Agent, the Remarketing Agent and the Company.
Any person or entity listed above may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 11.06. Payments or Performance Due on Other Than Business Day. If the last day for making any payment or taking any action under this Indenture falls on a day other than a Business Day, such payment may be made, or such action may be taken, on the next succeeding Business Day, and, if so made or taken, shall have the same effect as if made or taken on the date required by this Indenture.

         Section 11.07. Execution of Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 11.08. Applicable Law. This Indenture shall be governed by and construed in accordance with the laws of the State.

         IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and on its behalf by its duly authorized officers, and the Trustee, to evidence its acceptance of the trusts hereby created, has caused these presents to be signed in its name and on its behalf by its duly authorized officers, all as of the day and year first above written.



[SEAL]                                  COUNTIES OF WARREN AND WASHINGTON
                                          INDUSTRIAL DEVELOPMENT AGENCY

ATTEST


  [illegible]                       By:  [illegible]
---------------------------------      --------------------------------------
          Secretary                                 Vice Chairman


                                    HARRIS TRUST AND SAVINGS BANK, as
                                       Trustee


                                    By:  [illegible]
                                       --------------------------------------

                                                                       Exhibit A

                                                           to Indenture of Trust



                                  FORM OF BOND

                                 [FACE OF BOND]

NO.  R-__________                                             $________________

                            UNITED STATES OF AMERICA
                               STATE OF NEW YORK
                       COUNTIES OF WARREN AND WASHINGTON
                         INDUSTRIAL DEVELOPMENT AGENCY
               INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 1994
                    (GRIFFITH MICRO SCIENCE, INC.  PROJECT)

DATED DATE                        MATURITY DATE                 CUSIP

Date of Issuance                  December 1, 2014              ______________

REGISTERED
OWNER:__________________________________________________________________________

PRINCIPAL
AMOUNT:_________________________________________________________________DOLLARS

         The Counties of Warren and Washington Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York (the "State"), hereby promises to pay to the order of the Registered Owner specified above, or registered assigns, the Principal Amount specified above on the Maturity Date specified above (or earlier as hereinafter provided), and to pay interest on the Principal Amount hereof from the date specified in the Indenture (hereinafter defined) at the rates per annum and on the dates set forth herein (but only out of the revenues of the Issuer derived from the Agreement, as hereinafter defined, or other moneys pledged therefor) and in accordance with the provisions of the New York State Industrial Development Agency Act, Title I of Article 18-A of the New York State General Municipal Law, as amended, and Chapter 862 of the Laws of 1971 of the State of New York (collectively, the "Act").

         THE BONDS SHALL NOT CONSTITUTE OR GIVE RISE TO AN OBLIGATION OF THE STATE OF NEW YORK OR THE COUNTIES OF WARREN AND WASHINGTON, NEW YORK AND NEITHER THE STATE OF NEW YORK NOR THE COUNTIES OF WARREN AND WASHINGTON, NEW
YORK SHALL BE LIABLE WITH RESPECT THERETO.   THE BONDS SHALL NOT CONSTITUTE NOR
GIVE RISE TO A GENERAL OBLIGATION OF THE ISSUER, BUT RATHER SHALL CONSTITUTE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES OF THE ISSUER DERIVED AND TO BE DERIVED FROM THE LEASE OF THE PROJECT PURSUANT TO THE AGREEMENT (AS HEREINAFTER DEFINED) (EXCEPT FOR REVENUES DERIVED BY THE ISSUER WITH RESPECT TO CERTAIN UNASSIGNED RIGHTS UNDER THE AGREEMENT) AND THE OTHER SECURITY PLEDGED TO THE PAYMENT OF THE BONDS.

         The principal of, premium, if any, and interest on this Bond are payable in lawful money of the United States of America. The principal of and premium, if any, payable upon maturity or earlier redemption of this Bond are payable when due upon the presentation and surrender hereof at the principal corporate trust office of Harris Trust and Savings Bank, in Chicago, Illinois, as trustee (the "Trustee"), or any successor trustee. Each payment of interest on this Bond shall be payable to the Registered Owner hereof as shown on the registration books kept by the Trustee at the close of business on the Business Day (but, during an Adjustable Rate Period of six months or more, the fifteenth day of the calendar month) next preceding the date on which such interest becomes due and payable (herein, a "Record Date"). Interest on this Bond shall be payable to the Registered Owner hereof by check or draft mailed by first class mail on the respective Interest Payment Dates (as hereinafter defined) to the address of such Registered Owner as shown on the books kept by the Trustee at the close of business on the relevant Record Date or such other address as is furnished to the Trustee (in form satisfactory to the Trustee) by such owner prior to such Record Date. Registered Owners of $1,000,000 or more in aggregate principal amount of Bonds shall be entitled to receive interest payments by wire transfer by providing written wire instructions to the Trustee before the Record Date.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE SIDE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH IN THE TEXT OF THIS BOND WRITTEN ABOVE.*

         This** Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or the Tender Agent.





__________________________________

*    Delete this sentence when bond is not in printed form.

** This word and all material after this word on this and the following page is to appear on p. A-12 when bond is not in printed form.

         IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman or Vice Chairman and attested with the manual or facsimile signature of the Secretary all as of the date first above written.



[SEAL]                                    COUNTIES OF WARREN AND WASHINGTON
                                            INDUSTRIAL DEVELOPMENT AGENCY



ATTEST



By:                                     By:
   -------------------------------         -----------------------------------





                         CERTIFICATE OF AUTHENTICATION

         This Bond is hereby authenticated as required by the within-referenced Indenture of Trust.





                                        HARRIS TRUST AND SAVINGS BANK, as
                                           Trustee




                                        -------------------------------------

                                        Authorized Officer of Trustee
                                           or Tender Agent

Date of
Authentication:
               -----------

                               (REVERSE OF BOND)*

         This Bond is authorized and issued under and pursuant to authority conferred by the Act, certain proceedings of the Issuer and the Indenture of Trust dated as of December 1, 1994 (the "lndenture") between the Issuer and the Trustee. Certain terms used and not defined in this Bond are defined in the Indenture. This Bond is one of the Issuer's duly authorized Industrial Development Revenue Bonds, Series 1994 (Griffith Micro Science, Inc. Project) (the "Bonds"), which Bonds have been issued in the aggregate principal amount of $5,300,000 to provide funds to finance the costs of the acquisition, construction, rehabilitation and equipping of certain industrial development facilities (the ' Project") located in the County of Washington, New York. The Project is leased to Griffith Micro Science, Inc., a Delaware corporation (the "Company") pursuant to a Lease Agreement dated as of December 1, 1994 (the "Agreement") between the Issuer and the Company. As security for the payment of the Bonds, the Company has caused to be delivered to the Trustee a letter of credit (the "lnitial Letter of Credit") of The First National Bank of Chicago (the "Bank"), against which the Trustee shall be entitled to draw, in accordance with the terms thereof, to pay when and as due, the principal or purchase price of, and interest on, the Bonds during the term of the Initial Letter of Credit. The Initial Letter of Credit expires on December 29, 1997, subject to earlier termination in certain events. Under certain conditions set forth in the Indenture, the Company may cause to be delivered an Alternate Credit Facility (an "Alternate Credit Facility") in substitution for the Letter of Credit then in effect or cause the Letter of Credit to be released without substitution of any Alternate Credit Facility. The Initial Letter of Credit, together with any Alternate Credit Facility, is hereinafter referred to as the "Letter of Credit". The Company has guaranteed its obligations with respect to the Bonds pursuant to a Guaranty Agreement dated as of December 1, 1994 between the Company and the Trustee.

         The Bonds are issued under and entitled to the benefits of the Indenture. Pursuant to the Indenture, the Issuer has pledged and assigned to the Trustee the Trust Estate as security for its obligation to pay the principal or purchase price of, premium, if any, and interest on the Bonds. Reference is made to the Indenture for a description of the Trust Estate and for the provisions thereof with respect to the nature and extent of the security granted by the Issuer to the Trustee thereunder, the rights, duties and obligations of the Issuer and the Trustee, the rights of the registered owners of the Bonds, and the terms on which the Bonds are issued and secured, to all of which provisions, and to all other provisions of the Indenture, the Registered Owner hereof by the acceptance of this Bond assents.

I.       Weekly Rate Provisions

         Optional Tender. During a Weekly Rate Period, this Bond or any portion thereof in Authorized Denominations (except during any period this Bond is a Pledged Bond or Company Bond) shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to






---------------
*    Delete when bond is not in printed form.

the date of purchase, upon delivery to the tender agent duly appointed in accordance with the provisions of the Indenture (together with any successor tender agent, the "Tender Agent") at its Principal Office, on any Business Day, of (a) a written irrevocable notice setting forth the information required by the Indenture, including the date on which such Bond, or the portion thereof being tendered for purchase, shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Tender Agent, together with (b) this Bond, as provided in the Indenture; provided, that if the registered owner of the tendered Bond is an open-ended diversified management investment company (registered under the Investment Company Act of 1940, as amended), the delivery required under this clause (b) need not be made until the date such Bond is to be purchased from such registered owner as provided in the Indenture. Notwithstanding the foregoing, if the Bonds, are held in a Book-Entry System, separate procedures for the optional tender of Bonds are set forth in the Indenture.

         Interest. During any period this Bond is in the Weekly Rate Mode, interest on this Bond shall be paid on the first Business Day of each month next succeeding the Closing Date (if applicable), each Weekly Rate Conversion Date and on the Maturity Date specified above or such other date as the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Weekly Rate Mode at such time (each, a "Weekly Rate Interest Payment Date"), and shall be computed on the basis of a 365- or 366-day year, for the actual number of days elapsed. Interest on the Bond for each Weekly Interest Period shall be calculated as provided below and in the Indenture. During each Weekly Rate Period, "Weekly Interest Period" shall mean the period from and including the first day of the Weekly Rate Period through and including the following Tuesday, and after the first Weekly Interest Period of each Weekly Rate Period, from and including Wednesday of each week through and including the following Tuesday, whether or not such days are Business Days, provided, however, the initial Weekly Interest Period shall commence on the Closing Date and end on the next following Tuesday.

         On Tuesday (unless Tuesday is not a Business Day, then on the next preceding Monday; unless Monday and Tuesday are not Business Days, then on the next subsequent Wednesday, whether or not a Business Day) of each calendar week during a Weekly Rate Period, with respect to each Weekly Interest Period, the Remarketing Agent shall determine the Weekly Rate for the ensuing or current (in the case of determinations made on Wednesday) Weekly Interest Period. The determination of the Weekly Rate by the Remarketing Agent shall be conclusive and binding.

         The Weekly Rate for each Weekly Interest Period determined by the Remarketing Agent shall be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par, plus accrued interest, on the first day of the applicable Weekly Interest Period; provided that in no case shall the Weekly Rate be more than the Maximum Rate. In the event no Weekly Rate is determined by the Remarketing Agent for a Weekly Interest Period, the Weekly Rate for such Weekly Interest Period shall be the rate from time to time established pursuant to the Indenture.

II.      Daily Rate Provisions

         Optional Tender. During a Daily Rate Period, this Bond or any portion thereof in Authorized Denominations (except during any period this Bond is a Pledged Bond or Company Bond) shall be purchased on the demand of the registered owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery (by telecopy or otherwise) to the Tender Agent at its Principal Office, (a) by 10:30 a.m., New York time, on such Business Day, of a written irrevocable notice, which will be effective upon receipt, setting forth the information required by the Indenture and (b) by 11:00 a.m., New York time on such Business Day, this Bond, as provided in the Indenture. Notwithstanding the foregoing, if the Bonds are held in a Book-Entry System, separate procedures for the optional tender of Bonds are set forth in the Indenture.

         Interest.   During any period this Bond is in the Daily Rate Mode,
interest on this Bond shall be paid on the first Business Day of each month next succeeding the Closing Date (if applicable), each Daily Rate Conversion Date, and on the Maturity Date specified above or such other date as the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Daily Rate Mode at such time (each, a "Daily Rate Interest Payment Date"), and shall be computed on the basis of a 365- or 366-day year, for the actual number of days elapsed. Interest on the Bonds for each Daily Interest Period shall be calculated as provided below and in the Indenture. During each Daily Rate Period, "Daily Interest Period" shall mean the period from and including the first day of the Daily Rate Period to but excluding the immediately succeeding Business Day.

         On the first day of each Daily Interest Period, the Remarketing Agent shall determine the Daily Rate for such Daily Interest Period. The determination of the Daily Rate by the Remarketing Agent shall be conclusive and binding.

         The Daily Rate for each Daily Interest Period determined by the Remarketing Agent shall be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par, plus accrued interest, on the first day of the applicable Daily Interest Period; provided that in no case shall the Daily Rate be more than the Maximum Rate.
In the event no Daily Rate is determined by the Remarketing Agent for a Daily Interest Period, then the Bonds shall thereupon bear interest at the last Daily Rate previously determined pursuant to the Indenture.

III.     CP Rate Provisions

         From and after each CP Rate Conversion Date or a CP Rate Reset Date, as appropriate, to the earlier of their redemption, the following Conversion Date for all Bonds or the following CP Rate Reset Date applicable to such Bond, the interest rate of this Bond shall be a CP Rate, determined as provided below and in the Indenture. Different CP Rate Periods may apply to different Bonds at any time and from time to time while the Bonds are in a CP Rate Mode. In the case of each CP Rate Period, on the first day thereof, the Remarketing Agent shall determine (i) the duration of such CP Rate Period and (ii) the CP Rate which shall apply during such CP

Rate Period. The duration of a CP Rate Period so determined shall be that which, together with all such other CP Rate Periods for all Bonds then outstanding, in the sole judgment of the Remarketing Agent will provide the lowest overall interest cost with respect to the Bonds, with due regard to prevailing financial market conditions, foreseeable changes in such conditions, the anticipated duration of the period the Bonds may remain in the CP Rate Mode, and such other factors which the Remarketing Agent, in its sole judgment, shall deem relevant and economically advantageous to consider. Upon determination of the duration of a CP Rate Period with respect to any Bonds, the Remarketing Agent shall determine the CP Rate which shall be in effect during such CP Rate Period, which shall be the lowest rate of interest which, in the sole judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, will permit such Bonds to be sold at par, plus accrued interest, on the first day of such CP Rate Period. Notwithstanding the foregoing, the CP Rate so determined shall not be more than the Maximum Rate. Unless and until the Company elects to effect a conversion of the Bonds from the CP Rate Mode to another Mode, the Remarketing Agent shall continually redetermine the duration of, and the CP Rate to be effective during each new CP Rate Period, with respect to each Bond, which will commence, without further action on the part of the Company on each CP Rate Reset Date. If on any CP Rate Reset Date the Remarketing Agent shall fail to determine either the duration of, or the CP Rate to be effective during the CP Rate Period which commences on such date, with respect to any Bonds, such Bonds without further action on the part of any person, shall automatically convert to the Weekly Rate Mode upon such date, and the Weekly Rate which will be effective on such date will be determined as described in the Indenture. Such Bonds may not thereafter be converted from the Weekly Rate Mode until such time as all Bonds then outstanding are in the Weekly Rate Mode. Upon such automatic conversion of a portion of the Bonds to the Weekly Rate Mode, any Bonds then remaining in the CP Rate Mode shall be automatically converted to the Weekly Rate Mode upon the expiration of the CP Rate Period applicable to such Bond without further action on the part of any person (and notwithstanding any attempted act to the contrary on the part of any person). Each determination by the Remarketing Agent shall be conclusive and binding. While the Bonds are in the CP Rate Mode, interest on this Bond will be payable on the first Business Day which follows each CP Rate Period applicable to this Bond, and shall be computed on the basis of a 365- or 366-day year, and the actual number of days elapsed.

IV.      Adjustable Rate Provisions

         From and after each Adjustable Rate Conversion Date or Adjustable Rate Reset Date, the interest rate on this Bond shall be an Adjustable Rate, determined as provided below and in the Indenture. When the Bonds are in the Adjustable Rate Mode, the Bonds will remain in such Mode for as long as the Company continues to deliver timely conversion notices specifying the duration of the next Adjustable Rate Period. The Remarketing Agent, on or prior to the commencement of each Adjustable Rate Period, shall determine the Adjustable Rate to be borne by the Bonds during such Adjustable Rate Period, which will be the lowest rate which, in its sole judgment having due regard for prevailing financial market conditions, will permit the Bonds to be sold at par on the first day of such Adjustable Rate Period. Notwithstanding the foregoing, the Adjustable Rate shall not be more than the Maximum Rate. In the event no Adjustable Rate is determined by the Remarketing Agent for an Adjustable Rate Period, then the Bonds shall bear interest as provided in the Indenture.

         During each Adjustable Rate Period, interest on this Bond shall be paid on each Adjustable Rate Interest Payment Date, and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

V.       Conversion Provisions

         The interest rate Mode of this Bond shall be converted from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of the same or a different duration within the Adjustable Rate Mode, if the Company shall give notice as provided in the Indenture of its election to effect such conversion, specifying in such notice the date on which the Conversion Date will occur (which date shall be at least 25 days after such notice is given) and, if the conversion is to an Adjustable Rate Period, specifying the Interest Payment Date which shall be the day following the last day of such Adjustable Rate Period. The Bonds shall be subject to mandatory tender and purchase on the Conversion Date. In the event any condition precedent to the conversion of the interest rate Mode of this Bond from one Mode to another Mode, or from an Adjustable Rate Period of one duration to an Adjustable Rate Period of the same or a different duration, is not satisfied, this Bond shall nonetheless be subject to mandatory tender on the Conversion Date and the Bonds shall commence bearing interest on the Conversion Date as provided in the Indenture.

VI.      Mandatory Tender

         All Bonds are subject to mandatory tender in whole (except as provided in (b) below) by the Bondholders to the Tender Agent at its Principal Office on each date described below:

                 (a) On each Conversion Date (provided that, in the event less than all of the Bonds are being converted from the CP Rate Mode to the Weekly Rate Mode as described in the Indenture, only the Bonds being converted shall be subject to mandatory tender);

                 (b) On each CP Rate Reset Date with respect to any Bond (provided that only those Bonds whose interest rates are being reset on such date shall be subject to mandatory tender);

                 (c) On the second Business Day prior to the release, expiration or termination of the Letter of Credit, if the Trustee has not received evidence satisfactory to it as required by the Indenture by the 25th day preceding the scheduled release, expiration or termination date of the Letter of Credit of either an extension of the then existing Letter of Credit or the issuance of an Alternate Credit Facility meeting the requirements set forth therefor in the Agreement, including the Maintenance of Rating requirement (as defined therein);

                 (d) On the date of substitution of an Alternate Credit Facility for the then existing Letter of Credit if the Trustee has not received evidence of a Maintenance of Rating (as defined in the Agreement) with respect thereto by the 25th day preceding such substitution date;

                 (e) On each optional redemption date pursuant to the Indenture for which the Company has elected to purchase Bonds in lieu of optional redemption pursuant to the Indenture; and

                 (f) On any date on which the Guaranty is released prior to maturity of the Bonds as provided in the Indenture.

         The purchase price of Bonds subject to mandatory tender shall be 100% of the principal amount thereof (except in the case of a mandatory tender described in paragraph (c), (d), (e) or (f) above, during, but prior to the expiration date of, an Adjustable Rate Period, in which case the purchase price shall include a premium equal to the then applicable optional redemption premium, if any, on the Bonds, as set forth in the Indenture). Not later than 20 days prior to any mandatory tender date described in (b), (c), (d) or (f) above, the Trustee shall mail notice to all Owners of Bonds subject to mandatory tender on such date stating that (1) due to the occurrence of one of the events described above (which event shall be specified), such Owner's Bonds will be subject to mandatory tender on the mandatory tender date (which date shall be specified); (2) that, subject to clause (4) below, all such owners who fail to tender their Bonds for purchase on the mandatory tender date will nonetheless be deemed to have tendered their Bonds for purchase on such date;
(3) that subject to clause (4) below, any such Bonds not delivered to the Tender Agent on or prior to the mandatory tender date, for which there has been irrevocably deposited in trust with the Trustee Available Moneys sufficient to pay the purchase price of such Undelivered Bonds on the mandatory tender date, shall be deemed to have been so purchased at the purchase price and such Bonds shall no longer be considered to be outstanding for purposes of the Indenture and shall no longer be entitled to the benefits of the Indenture except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date) and (4) notwithstanding the foregoing, while the Bonds are held in the Book-Entry System, Bonds need not be physically tendered on the mandatory tender date, and transfers of beneficial ownership interests will be effected by the Securities Depositary in accordance with its rules and procedures. Notice of mandatory tenders described in paragraphs (a) and (e) above shall be given as part of the notice of conversion or optional redemption referenced above. No failure on the part of the Tender Agent to give such notice shall affect the requirement that Bonds be purchased or tendered for purchase on the mandatory tender or purchase date.

         Any Bond subject to mandatory tender which is not tendered on or before the mandatory tender date shall, if Available Moneys sufficient and available for the purchase of such Bonds have been deposited with the Tender Agent on the mandatory tender date, be deemed to have been tendered for purchase on the mandatory tender date, and from and after such date, interest will no longer accrue on such Bonds. Owners of such Bonds shall have no rights or benefits under the Indenture with respect to such Bonds other than to receive the purchase price for such Bonds upon surrender of such Bonds to the Tender Agent.

VII.     Redemption of Bonds

         The Bonds shall be subject to optional redemption only as follows:

                 a. Weekly Rate Mode, CP Rate Mode or Daily Rate Mode. While the Bonds are in the Weekly Rate Mode or the Daily Rate Mode, they are subject to optional redemption, in whole or in part on any Business Day in Authorized Denominations, and while the Bonds are in the CP Rate Mode, Bonds are subject to optional redemption in whole or in part in Authorized Denominations on any Interest Payment Date for a given Bond, at the direction of the Company, at a redemption price equal to 100% of the principal amount of the Bond to be redeemed, plus accrued interest thereon to the redemption date.

                 b. Adjustable Rate Mode. While the Bonds are in the Adjustable Rate Mode, they are subject to optional redemption in whole or in part on any date, at the direction of the Company, only on the dates and at the applicable redemption prices set forth in the Indenture.

         While the Bonds are in the Adjustable Rate Mode or the CP Rate Mode, the Bonds are subject to extraordinary optional redemption in whole on any date at a redemption price equal to the principal amount of Bonds plus accrued interest to the redemption date, without premium, upon the occurrence of certain events specified in the Indenture.

         The Bonds in any Mode are subject to mandatory redemption in whole on the next date for which timely notice of redemption can be given by the Trustee after the occurrence of a Determination of Taxability at a redemption price equal to the aggregate principal amount of the Bonds plus accrued interest thereon to the redemption date, without premium.

         At least 30 days prior to any redemption of Bonds, the Trustee shall cause notice of the call for redemption to be sent by first class mail, postage prepaid, to the Owner of each Bond to be redeemed at the address of such Owner shown on the registration books maintained by the Trustee. Neither the failure to give any such notice nor any defect in any notice so mailed shall affect the sufficiency or the validity of any proceedings for the redemption of the Bonds. The Trustee shall not be required to register the transfer of or exchange any Bond after notice calling such Bond or portion thereof for redemption has been mailed or during the 15-day period next preceding the mailing of a notice of redemption of any Bonds.

         If Available Moneys are deposited in the Bond Fund on the date Bonds are to be redeemed, Bonds or portions thereof redeemed shall no longer be secured by this Indenture and shall not be deemed to be outstanding under the provisions of this Indenture. Interest shall not continue to accrue on the Bonds after the date fixed for redemption, so long as Available Moneys are on deposit to pay all principal of, premium, if any, and interest accrued on the Bonds on such date. However, if Available Moneys shall not be on deposit on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

         Any partial redemption of Bonds shall be made only in Authorized Denominations. If fewer than all of the Bonds shall be called for redemption, the portion of Bonds to be redeemed shall be selected by the Trustee as provided in the Indenture.

VIII.    General Provisions

         Except as provided in the Indenture, the ownership of this Bond may be transferred (in Authorized Denominations) only upon presentation and surrender of this Bond at the principal corporate trust office of the Trustee, together with an assignment duly executed by the Registered Owner hereof or his duly authorized attorney-in-fact in such form as shall be satisfactory to the Trustee.

         Provisions may be made for the payment of amounts represented by the Bonds as provided in the Indenture, in which event all liability of the Issuer to the Owners of the applicable Bonds for the payment of such Bonds shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds (but only for the period specified and as provided in the Indenture), without liability for interest thereon, for the benefit of the Owners of such Bonds, who shall thereafter be restricted exclusively to such funds for any claims of whatever nature under the Indenture or on, or with respect to, said Bonds.

         It is hereby certified and covenanted that this Bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required or proper to be performed, exist and be done precedent to or in the authorization, issuance and delivery of this Bond have been performed, existed and done in accordance with law.

         The Bonds are secured by the Indenture, whereunder the Trustee undertakes to enforce the rights of the owners of the Bonds and to perform other duties to the extent and under the conditions stated in the Indenture. In case an Event of Default shall occur, the principal of and interest on the Bonds then outstanding may, and, under certain circumstances, shall, be declared to be due and payable immediately upon the conditions and in the manner provided in the Indenture. Under the circumstances and conditions provided in the Indenture, the Trustee may, or shall, waive any Event of Default under the Indenture and its consequences.

         The Issuer has reserved the right to amend the Indenture, with the consent of the Bank, as provided therein. Under some (but not all) circumstances, amendments thereto must also be approved by the owners of either at least a majority or 100% in aggregate principal amount of the outstanding Bonds affected by such amendment.